     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997
                                                       REGISTRATION NO. 33-21534
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                      PRE-EFFECTIVE AMENDMENT NO. __   [ ]

                     POST-EFFECTIVE AMENDMENT NO. 12   [X]

                                     AND/OR

                             REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                                AMENDMENT NO. 13

                            ------------------------

                         ENTERPRISE ACCUMULATION TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            ------------------------

                            ATLANTA FINANCIAL CENTER
                3343 PEACHTREE ROAD, STE. 450, ATLANTA, GA 30326
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                             CATHERINE R. MCCLELLAN
                            ATLANTA FINANCIAL CENTER
             3343 PEACHTREE ROAD, STE. 450, ATLANTA, GEORGIA 30326

                                 (800) 432-4320
                        (REGISTRANT'S TELEPHONE NUMBER)

                            ------------------------

It is proposed that this filing will become effective:

     [ ] immediately upon filing pursuant to paragraph (b)

     [X] On May 1, 1997 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)

     [ ] pursuant to paragraph (a) of Rule 485 or 486


     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 PROMULGATED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND HAS FILED ITS REPORT PURSUANT TO THAT RULE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 24, 1997.

================================================================================

                             CROSS REFERENCE SHEET

                                   FORM N-1A

                                     PART I

ITEM                     CAPTION                                    PROSPECTUS
----   -------------------------------------------  ------------------------------------------
1.     Cover Page.................................  Cover Page
2.     Synopsis...................................  Prospectus Summary
3.     Condensed Financial Information............  Financial Highlights
4.     General Description of Registrant..........  Investment Objectives and Policies;
                                                    Additional Information on Investment
                                                    Objectives and Policies; Additional
                                                    Information
5.     Management of the Fund.....................  Investment Management Agreement;
                                                    Additional Information; Investment
                                                    Techniques
5A.    Management's Discussion of Fund's            Please refer to Annual Report
       Performance................................
6.     Capital Stock and Other Securities.........  Determination of Net Asset Value; Purchase
                                                    of Shares; Additional Information
7.     Purchase of Securities.....................  Purchase of Shares
8.     Redemption or Repurchase...................  Redemption of Shares
9.     Legal Proceedings..........................  N/A

                                     PART B

                         CAPTION                       STATEMENT OF ADDITIONAL INFORMATION
       -------------------------------------------  ------------------------------------------
10.    Cover Page.................................  Cover Page
11.    Table of Contents..........................  Table of Contents
12.    General Information and History............  N/A
13.    Investment Objectives and Policies.........  Investment of the Assets; Investment
                                                    Restrictions
14.    Management of the Fund.....................  Trustees and Officers


     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 PROMULGATED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND HAS FILED ITS REPORT PURSUANT TO THAT RULE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 24, 1997.

                         ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., STE. 450
                          ATLANTA, GEORGIA 30326-1022
                                 (800) 432-4320

     ENTERPRISE ACCUMULATION TRUST (the "Fund") is a registered open-end diversified management investment company offering a broad range of investment alternatives through its five Portfolios. It permits an investor the flexibility of choosing among different investment objectives, through the following Portfolios, each of which is a separate series of shares of beneficial interest of the Fund ("Shares"). The Fund's principal Investment Adviser, Enterprise Capital Management, Inc., selects, subject to shareholder approval, separate sub-advisers referred to as "Portfolio Managers" that provide investment advice for the Portfolios and that are selected on the basis of able investment performance in their respective areas of responsibilities. The investment objective of each Portfolio is as follows:

     EQUITY PORTFOLIO: Seeks long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value-oriented approach to investing.

     SMALL CAP PORTFOLIO: Seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

     INTERNATIONAL GROWTH PORTFOLIO: Seeks capital appreciation, primarily through a diversified portfolio of non-United States equity securities.

     MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

     HIGH-YIELD BOND PORTFOLIO: Seeks maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investor Service, Inc. or BB by Standard & Poor's Corporation ("S&P").

     Shares of the Fund are currently sold to variable accounts of life insurance company affiliates of The Mutual Life Insurance Company of New York ("MONY") and a life insurance company affiliate of MONY that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from holders (the "Contractholders") of the Contracts. Allocation rights are further described in the attached prospectus for the Contracts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts. In the future, Shares may be sold to certain other variable accounts and affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Investment Adviser or Portfolio Managers. See "Management of the Fund."

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing, and offers of sales of shares of the Fund, must be accompanied by a current prospectus for one of the Contracts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission and is available without charge upon written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, N.Y. 10019 [1-800-487-6669]. The
Statement of Additional Information (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      ENTERPRISE CAPITAL MANAGEMENT, INC.
                               INVESTMENT ADVISER
                          PROSPECTUS DATED MAY 1, 1997

     IN PURSUING ITS INVESTMENT OBJECTIVE, THE HIGH-YIELD BOND PORTFOLIO MAY INVEST SIGNIFICANTLY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THESE TYPES OF SECURITIES HAVE SPECIAL RISKS AND THEREFORE, MAY NOT BE SUITABLE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
PROSPECTUS SUMMARY....................................................................    3
FINANCIAL HIGHLIGHTS..................................................................    5
INVESTMENT OBJECTIVES AND POLICIES....................................................    5
  Equity Portfolio....................................................................    5
  Small Cap Portfolio.................................................................    5
  International Growth Portfolio......................................................    6
  Managed Portfolio...................................................................    7
  High-Yield Bond Portfolio...........................................................    7
ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES..........................    8
INVESTMENT TECHNIQUES AND ASSOCIATED RISKS............................................    8
INVESTMENT RESTRICTIONS...............................................................   13
MANAGEMENT OF THE FUND................................................................   14
DETERMINATION OF NET ASSET VALUE......................................................   16
PURCHASE OF SHARES....................................................................   16
REDEMPTION OF SHARES..................................................................   16
STATE LAW RESTRICTIONS................................................................   16
DIVIDENDS, DISTRIBUTIONS AND TAXES....................................................   17
CALCULATION OF PERFORMANCE............................................................   18
ADDITIONAL INFORMATION................................................................   18
APPENDIX..............................................................................   20

                               PROSPECTUS SUMMARY

The Fund...................  The Fund is a Massachusetts business trust which issues its shares in series as is designated as a "Portfolio". Together, the five Portfolios are designed to enable an investor to choose a number of investment alternatives to achieve financial goals and to shift assets conveniently among Portfolios when and if investment aims or perception of the marketplace change.

Investment Objectives
  and Restrictions.........  The investment objective of each of the Portfolios is set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.

                             The value of the portfolio securities of each Portfolio and therefore the Portfolio's net asset value per share may increase or decrease because of varying factors. There are generally two types of risk associated with an investment in one or more of the Portfolios: market (or interest rate) risk and financial (or credit) risk. Market risk for equities is the risk associated with movement of the stock market in general. Market risk for fixed income securities is the risk that interest rates will change, thereby affecting their value. Generally, the value of fixed income securities declines as interest rates rise, and conversely, their value rises as interest rates decline. The second type of risk, financial or credit risk, is associated with the financial condition and profitability of an individual equity or fixed income issuer. The financial risk in owning equities is related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are part of a particular industry. For fixed income securities, credit risk relates to the financial ability of an issuer to make periodic interest payments and ultimately repay the principal at maturity. The high-yield bonds in which the High-Yield Bond Portfolio will invest are subject to greater risks than lower yielding, higher rated fixed income securities. (See "Additional Information on Investment Objectives and Policies" for risk aspects of the individual Portfolios).


Investment Adviser.........  Enterprise Capital Management, Inc. ("Enterprise
                             Capital"), the investment adviser of each of the Portfolios, serves also as investment adviser to The Enterprise Group of Funds, Inc., a registered investment company consisting of approximately $1.02 billion of assets under management at March 31, 1997. Enterprise Capital is a subsidiary of The Mutual Life Insurance Company of New York ("MONY") which has approximately $20.2 billion total assets under management. Portfolio Managers are as follows: OpCap Advisors for the Equity and Managed Portfolios; GAMCO Investors, Inc. for the Small Cap; and Brinson Partners, Inc. for the International Growth Portfolio; and Caywood-Scholl Capital Management, Inc. for the High-Yield Bond Portfolio.


Management Fee.............  Enterprise Capital receives a monthly fee and pays a portion of such fee to the respective Portfolio Manager from each Portfolio at varying annual percentage rates of average daily net assets, as follows: .80 percent of average daily net assets for the Equity, Small Cap, and Managed Portfolios up to $400 million; .75 percent for assets from $400 million to $800 million; and .70 percent for assets in excess of $800 million; .60 percent of average daily net assets for the High-Yield Bond Portfolio and .85 percent of average daily net assets for the International Growth Portfolio.

Purchases and
  Redemption of Shares.....  Currently, shares of the Fund are sold at their net asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractholder with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Contract, which should be reviewed carefully by a person considering the purchase of a Contract. That Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable Accounts as shareholders of the Fund should be distinguished from the rights of a Contractholder which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts. Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.

     The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information, and the accompanying Prospectus for the Contract.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for each of the years presented below have been audited by the Fund's independent accountants. This information should be read in conjunction with the Trust's 1996 financial statements, financial highlights and related notes thereto included in the Statement of Additional Information. Further information regarding the performance of each Portfolio is available in the Fund's Annual Report. Annual Reports may be obtained without charge upon written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, N.Y. 10019 (1-800-487-6669).

                         ENTERPRISE ACCUMULATION TRUST


                                EQUITY PORTFOLIO



                              FINANCIAL HIGHLIGHTS


                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                       YEARS ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                            1996         1995         1994         1993        1992        1991        1990
                                          --------     --------     --------     --------     -------     -------     -------
Net asset value, beginning of year......  $  23.35     $  18.14     $  17.95     $  17.23     $ 15.24     $ 11.92     $ 12.50
                                          --------     --------      -------      -------     -------     -------     -------
Income from investment operations:
Net investment income...................      0.37         0.33         0.28         0.18        0.17        0.24        0.30
Net realized and unrealized gain (loss)
  on investments........................      5.52         6.38         0.41         1.13        2.49        3.42       (0.58)
                                          --------     --------      -------      -------     -------     -------     -------
         Total from investment
           operations...................      5.89         6.71         0.69         1.31        2.66        3.66       (0.28)
                                          --------     --------      -------      -------     -------     -------     -------
Less dividends and distributions:
Dividends to shareholders from net
  investment income.....................     (0.09)       (0.49)       (0.18)       (0.17)      (0.24)      (0.34)      (0.21)
Distributions to shareholders from net
  realized capital gains................     (0.29)       (1.01)       (0.32)       (0.42)      (0.43)         --       (0.09)
                                          --------     --------      -------      -------     -------     -------     -------
         Total dividends and
           distributions................     (0.38)       (1.50)       (0.50)       (0.59)      (0.67)      (0.34)      (0.30)
                                          --------     --------      -------      -------     -------     -------     -------
Net asset value, end of year............  $  28.86     $  23.35     $  18.14     $  17.95     $ 17.23     $ 15.24     $ 11.92
                                          ========     ========      =======      =======     =======     =======     =======
Total return............................      25.2%        38.4%         3.9%         7.8%       17.9%       31.2%       (2.2)%
                                          --------     --------      -------      -------     -------     -------     -------
Net assets, end of year (000)...........  $314,907     $167,963     $ 88,583     $ 66,172     $33,581     $17,221     $10,248
                                          --------     --------      -------      -------     -------     -------     -------
Ratio of net operating expenses to
  average net assets....................      0.81%        0.69%        0.67%        0.72%       0.79%       0.86%       0.92%
                                          --------     --------      -------      -------     -------     -------     -------
Ratio of net operating expenses
  (excluding waivers) to average net
  assets................................      0.81%        0.72%        0.69%        0.72%       0.79%       0.86%       0.99%
                                          --------     --------      -------      -------     -------     -------     -------
Ratio of net investment income to
  average net assets....................      1.94%        1.94%        1.81%        1.47%       1.48%       2.09%       3.45%
                                          --------     --------      -------      -------     -------     -------     -------
Ratio of net investment income
  (excluding waivers) to average net
  assets................................      1.94%        1.91%        1.79%        1.47%       1.48%       2.09%       3.38%
                                          --------     --------      -------      -------     -------     -------     -------
Portfolio turnover......................        30%          29%          38%          15%         27%         41%         49%
                                          --------     --------      -------      -------     -------     -------     -------
Average commission per share(D).........  $ 0.0567
                                          --------

                                                       PERIOD OF
                                                   AUGUST 1, 1988 -
                                           1989    DECEMBER 31, 1988
                                          ------   -----------------
                                          <C
Net asset value, beginning of year......  $10.19        $ 10.00(A)
                                          ------         ------
Income from investment operations:
Net investment income...................    0.26             --
Net realized and unrealized gain (loss)
  on investments........................    2.05           0.19
                                          ------         ------
         Total from investment
           operations...................    2.31           0.19
                                          ------         ------
Less dividends and distributions:
Dividends to shareholders from net
  investment income.....................      --             --
Distributions to shareholders from net
  realized capital gains................      --             --
                                          ------         ------
         Total dividends and
           distributions................      --             --
                                          ------         ------
Net asset value, end of year............  $12.50        $ 10.19
                                          ======         ======
Total return............................    22.7%           1.9%(C)
                                          ------         ------
Net assets, end of year (000)...........  $5,997        $ 1,059
                                          ------         ------
Ratio of net operating expenses to
  average net assets....................    0.85%          0.85%(B)
                                          ------         ------
Ratio of net operating expenses
  (excluding waivers) to average net
  assets................................    1.54%          6.79%(B)
                                          ------         ------
Ratio of net investment income to
  average net assets....................    3.93%          0.10%(B)
                                          ------         ------
Ratio of net investment income
  (excluding waivers) to average net
  assets................................    3.24%         (5.84)%(B)
                                          ------         ------
Portfolio turnover......................      28%             0%
                                          ------         ------
Average commission per share(D).........


---------------

(A) Initial public offering price per share.



(B) Annualized.



(C) Not annualized.



(D) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST


                              SMALL CAP PORTFOLIO



                              FINANCIAL HIGHLIGHTS


                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                        YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                              1996         1995         1994         1993        1992        1991       1990
                                            --------     --------     --------     --------     -------     ------     ------
Net asset value, beginning of year........  $  18.48     $  17.56     $  18.62     $  16.72     $ 15.11     $10.46     $12.06
                                            --------     --------     --------     --------     -------     ------     ------
Income from investment operations:
Net investment income.....................      0.25         0.32         0.19         0.10        0.09       0.09       0.31
Net realized and unrealized gain (loss) on
  investments.............................      1.82         1.75        (0.16)        2.98        3.05       4.86      (1.47)
                                            --------     --------     --------     --------     -------     ------     ------
         Total from investment
           operations.....................      2.07         2.07         0.03         3.08        3.14       4.95      (1.16)
                                            --------     --------     --------     --------     -------     ------     ------
Less dividends and distributions:
Dividends to shareholders from net
  investment income.......................     (0.12)       (0.40)       (0.10)       (0.10)      (0.10)     (0.30)     (0.15)
Distributions to shareholders from net
  realized capital gains..................     (0.21)       (0.75)       (0.99)       (1.08)      (1.43)        --      (0.29)
                                            --------     --------     --------     --------     -------     ------     ------
         Total dividends and
           distributions..................     (0.33)       (1.15)       (1.09)       (1.18)      (1.53)     (0.30)     (0.44)
                                            --------     --------     --------     --------     -------     ------     ------
Net asset value, end of year..............  $  20.22     $  18.48     $  17.56     $  18.62     $ 16.72     $15.11     $10.46
                                            ========     ========     ========     ========     =======     ======     ======
Total return..............................      11.2%        12.3%         0.0%        19.5%       21.5%      48.1%      (9.8)%
                                            --------     --------     --------     --------     -------     ------     ------
Net assets, end of year (000).............  $192,704     $166,061     $144,880     $105,635     $31,211     $9,777     $2,744
                                            --------     --------     --------     --------     -------     ------     ------
Ratio of net operating expenses to average
  net assets..............................      0.84%        0.69%        0.66%        0.74%       0.86%      1.00%      1.02%
                                            --------     --------     --------     --------     -------     ------     ------
Ratio of net operating expenses (excluding
  waivers) to average net assets..........      0.84%        0.72%        0.67%        0.74%       0.86%      1.19%      1.62%
                                            --------     --------     --------     --------     -------     ------     ------
Ratio of net investment income to average
  net assets..............................      1.35%        1.86%        1.30%        1.06%       1.05%      1.41%      3.32%
                                            --------     --------     --------     --------     -------     ------     ------
Ratio of net investment income (excluding
  waivers) to average net assets..........      1.35%        1.83%        1.29%        1.06%       1.05%      1.22%      2.38%
                                            --------     --------     --------     --------     -------     ------     ------
Portfolio turnover........................       137%          70%          58%          70%        105%       120%        44%
                                            --------     --------     --------     --------     -------     ------     ------
Average commission per share(D)...........  $ 0.0480
                                            --------

                                                         PERIOD OF
                                                     AUGUST 1, 1988 -
                                             1989    DECEMBER 31, 1988
                                            ------   -----------------
                                            <C
Net asset value, beginning of year........  $10.19        $ 10.00(A)
                                            ------         ------
Income from investment operations:
Net investment income.....................    0.17             --
Net realized and unrealized gain (loss) on
  investments.............................    1.70           0.19
                                            ------         ------
         Total from investment
           operations.....................    1.87           0.19
                                            ------         ------
Less dividends and distributions:
Dividends to shareholders from net
  investment income.......................      --             --
Distributions to shareholders from net
  realized capital gains..................      --             --
                                            ------         ------
         Total dividends and
           distributions..................      --             --
                                            ------         ------
Net asset value, end of year..............  $12.06        $ 10.19
                                            ======         ======
Total return..............................    18.4%           1.9%(C)
                                            ------         ------
Net assets, end of year (000).............  $2,302        $   571
                                            ------         ------
Ratio of net operating expenses to average
  net assets..............................    0.95%          0.95%(B)
                                            ------         ------
Ratio of net operating expenses (excluding
  waivers) to average net assets..........    2.38%          9.22%(B)
                                            ------         ------
Ratio of net investment income to average
  net assets..............................    2.48%          0.23%(B)
                                            ------         ------
Ratio of net investment income (excluding
  waivers) to average net assets..........    1.05%         (8.04)%(B)
                                            ------         ------
Portfolio turnover........................      58%             0%
                                            ------         ------
Average commission per share(D)...........


---------------

(A) Initial public offering price per share.



(B) Annualized.



(C) Not annualized.



(D) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

w

                         ENTERPRISE ACCUMULATION TRUST


                               MANAGED PORTFOLIO



                              FINANCIAL HIGHLIGHTS


                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                           YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------------------
                                              1996           1995          1994         1993         1992        1991        1990
                                           ----------     ----------     --------     --------     --------     -------     -------
Net asset value, beginning of year.......  $    28.06     $    20.82     $  21.35     $  20.11     $  17.56     $ 12.43     $ 13.80
                                           ----------     ----------     --------     --------     --------     -------     -------
Income from investment operations:
Net investment income....................        0.59           0.40         0.40         0.46         0.25        0.29        0.31
Net realized and unrealized gain (loss)
  on investments.........................        5.99           8.97         0.15         1.55         2.95        5.31       (0.81)
                                           ----------     ----------     --------     --------     --------     -------     -------
         Total from investment
           operations....................        6.58           9.37         0.55         2.01         3.20        5.60       (0.50)
                                           ----------     ----------     --------     --------     --------     -------     -------
Less dividends and distributions:
Dividends to shareholders from net
  investment income......................       (0.06)         (0.75)       (0.46)       (0.24)       (0.27)      (0.39)      (0.28)
Distributions to shareholders from
  net realized capital gains.............       (0.27)         (1.38)       (0.62)       (0.53)       (0.38)      (0.08)      (0.59)
                                           ----------     ----------     --------     --------     --------     -------     -------
         Total dividends and
           distributions.................       (0.33)         (2.13)       (1.08)       (0.77)       (0.65)      (0.47)      (0.87)
                                           ----------     ----------     --------     --------     --------     -------     -------
Net asset value, end of year.............  $    34.31     $    28.06     $  20.82     $  21.35     $  20.11     $ 17.56     $ 12.43
                                           ==========     ==========     ========     ========     ========     =======     =======
Total return.............................        23.5%          46.9%         2.6%        10.4%        18.6%       46.0%      (3.6)%
                                           ----------     ----------     --------     --------     --------     -------     -------
Net assets, end of year (000)............  $1,935,343     $1,264,718     $689,252     $525,163     $236,175     $98,468     $45,955
                                           ----------     ----------     --------     --------     --------     -------     -------
Ratio of net operating expenses to
  average net assets.....................        0.74%          0.67%        0.64%        0.66%        0.69%       0.73%       0.80%
                                           ----------     ----------     --------     --------     --------     -------     -------
Ratio of net operating expenses
  (excluding waivers) to average net
  assets.................................        0.74%          0.67%        0.64%        0.66%        0.69%       0.73%       0.80%
                                           ----------     ----------     --------     --------     --------     -------     -------
Ratio of net investment income to
  average net assets.....................        2.16%          1.80%        2.23%        3.21%        2.06%       2.42%       3.79%
                                           ----------     ----------     --------     --------     --------     -------     -------
Ratio of net investment income (excluding
  waivers) to average net assets.........        2.16%          1.80%        2.23%        3.21%        2.06%       2.42%       3.79%
                                           ----------     ----------     --------     --------     --------     -------     -------
Portfolio turnover.......................          29%            31%          33%          21%          23%         57%        112%
                                           ----------     ----------     --------     --------     --------     -------     -------
Average commission per share(D)..........  $   0.0531
                                           ----------

                                                         PERIOD OF
                                                     AUGUST 1, 1988 -
                                            1989     DECEMBER 31, 1986
                                           -------   -----------------
Net asset value, beginning of year.......  $ 10.44        $ 10.00(A)
                                           -------         ------
Income from investment operations:
Net investment income....................     0.34           0.05
Net realized and unrealized gain (loss)
  on investments.........................     3.06           0.39
                                           -------         ------
         Total from investment
           operations....................     3.40           0.44
                                           -------         ------
Less dividends and distributions:
Dividends to shareholders from net
  investment income......................    (0.03)            --
Distributions to shareholders from
  net realized capital gains.............    (0.01)            --
                                           -------         ------
         Total dividends and
           distributions.................    (0.04)            --
                                           -------         ------
Net asset value, end of year.............  $ 13.80        $ 10.44
                                           =======         ======
Total return.............................     32.6%           4.4%(C)
                                           -------         ------
Net assets, end of year (000)............  $22,459        $ 3,238
                                           -------         ------
Ratio of net operating expenses to
  average net assets.....................     0.85%          0.85%(B)
                                           -------         ------
Ratio of net operating expenses
  (excluding waivers) to average net
  assets.................................     1.05%          3.37%(B)
                                           -------         ------
Ratio of net investment income to
  average net assets.....................     5.10%          3.88%(B)
                                           -------         ------
Ratio of net investment income (excluding
  waivers) to average net assets.........     4.09%          1.36%(B)
                                           -------         ------
Portfolio turnover.......................      196%            38%
                                           -------         ------
Average commission per share(D)..........


---------------


(A)  Initial public offering price per share.



(B)  Annualized.



(C)  Not annualized.



(D) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST


                         INTERNATIONAL GROWTH PORTFOLIO



                              FINANCIAL HIGHLIGHTS


                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                            YEARS ENDED
                                                           DECEMBER 31,              PERIOD OF
                                                        -------------------     NOVEMBER 18,1994 -
                                                         1996        1995        DECEMBER 31,1994
                                                        -------     -------     -------------------
Net asset value, beginning of year....................  $  5.39     $  4.96           $  5.00(A)
                                                        -------     -------           -------
Income from investment operations:
Net investment income.................................     0.05        0.04                --
Net realized and unrealized gain (loss) on
  investments.........................................     0.63        0.67             (0.04)
                                                        -------     -------           -------
          Total from investment operations............     0.68        0.71             (0.04)
                                                        -------     -------           -------
Less dividends and distributions:
Dividends to shareholders from net investment
  income..............................................       --       (0.04)               --
Distributions to shareholders from net realized
  capital gains.......................................    (0.02)      (0.24)               --
                                                        -------     -------           -------
          Total dividends and distributions...........    (0.02)      (0.28)               --
                                                        -------     -------           -------
Net asset value, end of year..........................  $  6.05     $  5.39           $  4.96
                                                        =======     =======           =======
Total return..........................................     12.7%       14.6%             (0.8%)(C)
                                                        -------     -------           -------
Net assets, end of year (000).........................  $52,768     $18,598           $ 3,247
                                                        -------     -------           -------
Ratio of net operating expenses to average net
  assets..............................................     1.38%       1.55%             1.55%(B)
                                                        -------     -------           -------
Ratio of net operating expenses (excluding waivers) to
  average net assets..................................     1.38%       2.21%             8.85%(B)
                                                        -------     -------           -------
Ratio of net investment income to average net
  assets..............................................     1.32%       1.17%             0.80%(B)
                                                        -------     -------           -------
Ratio of net investment income (excluding waivers) to
  average net assets..................................     1.32%       0.51%            (6.34%)(B)
                                                        -------     -------           -------
Portfolio turnover....................................       21%         27%                0%
                                                        -------     -------           -------
Average commission per share(D).......................  $0.0224
                                                        -------


---------------

(A) Initial public offering price per share.



(B) Annualized.



(C) Not annualized.



(D) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST


                           HIGH-YIELD BOND PORTFOLIO



                              FINANCIAL HIGHLIGHTS


                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                            YEARS ENDED
                                                           DECEMBER 31,              PERIOD OF
                                                        -------------------     NOVEMBER 18, 1994 -
                                                         1996        1995        DECEMBER 31,1994
                                                        -------     -------     -------------------
Net asset value, beginning of year....................  $  5.31     $  4.98           $  5.00(A)
                                                        -------     -------           -------
Income from investment operations:
Net investment income.................................     0.45        0.45              0.04
Net realized and unrealized gain (loss) on
  investments.........................................     0.21        0.35             (0.01)
                                                        -------     -------           -------
          Total from investment operations............     0.66        0.80              0.03
Less dividends and distributions:
Dividends to shareholders from net investment
  income..............................................    (0.45)      (0.45)            (0.05)
Distributions to shareholders from net realized
  capital gains.......................................    (0.01)      (0.02)               --
                                                        -------     -------           -------
          Total dividends and distributions...........    (0.46)      (0.47)            (0.05)
                                                        -------     -------           -------
Net asset value, end of year..........................  $  5.51     $  5.31           $  4.98
                                                        =======     =======           =======
Total return..........................................     12.9%       16.6%              0.5%(C)
                                                        -------     -------           -------
Net assets, end of year (000).........................  $34,411     $15,223           $ 1,421
                                                        -------     -------           -------
Ratio of net operating expenses to average net
  assets..............................................     0.85%       0.85%             0.85%(B)
                                                        -------     -------           -------
Ratio of net operating expenses (excluding waivers) to
  average net assets..................................     0.94%       1.59%             7.80%(B)
                                                        -------     -------           -------
Ratio of net investment income to average net
  assets..............................................     8.57%       8.51%             7.84%(B)
                                                        -------     -------           -------
Ratio of net investment income (excluding waivers) to
  average net assets..................................     8.48%       7.77%             0.80%(B)
                                                        -------     -------           -------
Portfolio turnover....................................      175%        115%                0%
                                                        -------     -------           -------


---------------

(A) Initial public offering price per share.



(B) Annualized.



(C) Not Annualized.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Portfolio Managers, subject to the oversight of Enterprise Capital, at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon each Portfolio Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.

EQUITY PORTFOLIO

     The investment objective of the Equity Portfolio is long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

SMALL CAP PORTFOLIO

     The investment objective of the Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Portfolio Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

     In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest is surfaced. The Portfolio Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Small companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

INTERNATIONAL GROWTH PORTFOLIO

     The International Growth Portfolio seeks capital appreciation, primarily through a diversified portfolio of non-United States equity securities. It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

     The Portfolio Manager's investment perspective for the Portfolio is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Portfolio Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Portfolio Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Portfolio Manager may manage the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Portfolio Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Portfolio.


     The benchmark for the fund is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time-to-time, the Portfolio Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.


     As a general matter, the Portfolio Manager will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. The Portfolio Manager will attempt to enhance the long-term return and risk performance of the Portfolio relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

     The Portfolio Manager will purchase securities of companies domiciled in a minimum of eight to 12 countries outside the United States.

MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high-quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time-to-time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective.

HIGH-YIELD BOND PORTFOLIO


     The investment objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by S&P. It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds may involve greater volatility of price than higher-rated bonds. For a discussion of High-Yield Securities and related risks, see "Investment Techniques and Associated Risks -- High-Yield Securities" at page 14.


     The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.


     Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion on options and futures and their related risks, see "Investment Techniques and Associated Risks," at page 14.


          ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES

     For the Equity and Small Cap Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in common stocks or securities convertible into common stocks.

     Under normal conditions, no less than 80% of the total assets of the International Growth and High-Yield Bond Portfolios will be invested in equity or debt securities identified in the respective Portfolio policies listed above.


     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Equity, Small Cap, and International Growth Portfolios may temporarily invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents, until the Portfolio Manager determines that market conditions warrant returning to investments in equity securities. Please refer to the discussion on "Defensive Tactics" at page 18.


     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short-term money market securities and cash equivalents.

  Management of Assets

     The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     During periods of unusual market conditions when the Portfolio Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed below.

     The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the International Growth Portfolio will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

                   INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The investment techniques or instruments described below are used for the Portfolios' investment programs:

     Short-Term Investments. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high-quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances.

     Repurchase Agreements. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the Securities and Exchange Commission. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Fund's Board of Trustees, the Portfolio Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond seven days.

     Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10% of the value of a Portfolio's total assets. Securities loans must also meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio could experience various costs or losses if a borrower defaults on its obligation to return the borrowed securities.

     Options and Futures. To the extent permitted by Arizona and New York law, each of the Equity, Small Cap and International Growth Portfolios intend to engage in futures contracts or options on futures contracts for bona fide hedging or other purposes, and to write calls and puts on individual securities. When either the Equity, Small Cap or International Growth Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. Any such Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Equity, Small Cap or International Growth Portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodity Futures Trading Commission rules so require, none of the Equity, Small Cap or International Growth Portfolios will enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of such Portfolio's assets. When writing put options, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an over-the-counter ("OTC") option, it would have to hold the callable securities until the call lapsed or was exercised.

     The Managed Portfolio is authorized to, but does not presently intend to, purchase, sell and write options and purchase and sell futures contracts for hedging and other purposes. In the event that the Portfolio Manager intends in the future to engage in such transactions, appropriate disclosures will be made to existing and prospective shareholders.

     Except as otherwise indicated, the Portfolio Managers may engage in the following hedging transactions to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations utilizing covered options, futures and forwards. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

  Call Options

     The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

     Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from doing so is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security has, in return for the premium, given the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

     The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options are a relatively new and untested concept, it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

     The Portfolios will only engage in hedging transactions against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 20% of the Portfolio's total assets taken at current value.

PORTFOLIO TRANSACTIONS


     The Portfolio Managers' primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. A Portfolio Manager may select, under certain conditions, Oppenheimer & Co., Inc., an affiliate of the OpCap Advisors, Inc., the Portfolio Manager of the Equity, Small Cap and Managed Portfolios, to execute each Portfolio's transactions. When selecting broker-dealers, other than Oppenheimer & Co., Inc., to execute a Portfolio's transactions, the Portfolio Managers may consider their record of sales of shares of other investment company clients of the Portfolio Managers. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Conduct Rules" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of portfolio trading, see the Statement of Additional Information, "Investment Management and Other Services.")


GENERAL RISKS ASSOCIATED WITH EQUITY (EQUITY, SMALL CAP, INTERNATIONAL GROWTH AND MANAGED) PORTFOLIOS

     The Equity Portfolios seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Portfolios and the net asset value of their shares to fluctuate based on market conditions.

RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS

     Small Cap Portfolio. The Small Cap Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies.

This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

     It is the present intention of the Equity, Small Cap, International Growth and Managed Portfolio Managers with respect to each of the respective Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB by S&P (commonly known as "junk bonds"). In the event that the Portfolio Managers intend in the future to invest more than 5% of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "High-Yield Securities" below and "Investment of the Assets" in the Statement of Additional Information.


     International Growth Portfolio. The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. Refer to "Foreign Currency Values and Transactions" and "Foreign Securities" sections of the Statement of Additional Information.


     Managed Portfolio. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. The Managed Portfolio may invest in mortgage-backed securities. Such securities, while similar to other fixed-income securities, involve additional risk because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. When interest rates fall, prepayments tend to rise. The Portfolio may have to reinvest that portion of its assets invested in such securities more frequently when interest rates are low than when interest rates are high.

     Although the Managed Portfolio seeks to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and it seeks to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Managed Portfolio. The value of debt obligations has an inverse relationship with prevailing interest rates. The risks of investing in fixed income securities are greater when such securities are high-yield securities.

HIGH-YIELD SECURITIES

     Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond Portfolio which are designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

  High-Yield Bond Market

     The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

  Sensitivity to Interest Rate and Economic Changes

     In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

  Payment Expectations

     Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower-yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

  Liquidity and Valuation

     Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the Board of Directors' ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

DEFENSIVE TACTICS

     Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government Securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), non-convertible preferred stocks and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

  Tax Considerations

     To the extent that the High-Yield Bond Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received until maturity of the bond. Investors in the High-Yield Bond Portfolio would be taxed on this interest income even though no cash distribution of such interest is received in the year in which such income is taxed.

                            INVESTMENT RESTRICTIONS

     Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. Under some of those restrictions, each Portfolio may not:

          1. As to 75% of the assets of any Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

          2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

          3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

          4. Make loans, except through the purchase of U.S. Government securities and corporate debt obligations, repurchase agreements or lending portfolio securities as described above under "Loans of Portfolio Securities".

          5. Borrow money in excess of 10% of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

          6. Invest more than 10% of its net assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Other investment restrictions are described in the Statement of Additional Information.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

                             MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Boards of Directors of those companies have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. The Statement of Additional Information contains information about the Trustees and Officers of the Fund.

INVESTMENT ADVISER AGREEMENT

     Enterprise Capital provides administrative services to the Portfolios, subject to the direction of the Board and in keeping with the stated investment objectives of each Portfolio. Enterprise Capital and the Fund have entered into Portfolio Manager Agreements with each of the Portfolio Managers discussed below.

     Enterprise Capital is assisted in this duty by Evaluation Associates, Inc., which has had 25 years of experience in evaluating investment advisers for individuals and institutional investors. The oversight and management services provided by Enterprise Capital include (i) supervising the Portfolio Managers' compliance with state and federal regulations, including the Investment Company Act, (ii) evaluating the Portfolio Managers' performance,
(iii) analyzing the composition of the investment portfolios of each Portfolio of the Fund and preparing reports thereon for the Board or any committee of the board, (iv) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information, (v) conducting searches, upon a request of the Board, for a replacement for any Portfolio Manager then serving the Fund, and (vi) preparing presentations to shareholders which analyze the Fund's overall investment program and performance.


     Enterprise Capital and the Fund have received an exemptive order from the Securities and Exchange Commission which permits Enterprise, subject to among other things, initial Contractholder authority, to thereafter enter into or amend Portfolio Manager Agreements without obtaining Contractholder approval each time. Contractholders voted affirmatively to give the Fund this ongoing authority. With Board approval, Enterprise Capital is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Managers Agreements or enter into a new Agreement with that Portfolio Manager. Contractholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreement that occur under these arrangements.



     Enterprise Capital is a subsidiary of MONY, one of the nation's largest insurance companies. Enterprise Capital serves as the investment adviser to The Enterprise Group of Funds, Inc., a registered investment company consisting of 13 separate investment portfolios with assets of $1.02 billion at March 31, 1997. Total assets under management at March 31, 1997 for MONY are approximately $20.2 billion. Enterprise Capital's address is Atlanta Financial Center, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326-1022. MONY's address is 1740 Broadway, New York, New York 10019.


PORTFOLIO MANAGERS

  Equity Portfolio


     The Portfolio Manager of the Equity Portfolio is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. The Portfolio Manager and its affiliates had approximately $48.3 billion under management as of December 31, 1996. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. Ms. Rominger has more than 18 years experience in the investment industry. The annual Management Fee is .80% of average daily net assets up to $400 million; .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million; and the Portfolio Manager receives .40% of average daily net assets up to $1 billion; and .30% thereafter. Usual investment minimum is $10 million. Representative clients include Pacific Telesis Group, Caterpillar, Inc. and New York State Electric & Gas. OpCap's address is One World Financial Center, New York, New York 10281.


  Small Cap Portfolio


     The Portfolio Manager of the Small Cap Portfolio is GAMCO Investors, Inc. ("GAMCO"). Its offices are located at One Corporate Center, Rye, New York 10580. GAMCO is a majority owned subsidiary of Gabelli Funds, Inc. GAMCO's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception. He is responsible for the day-to-day management of the Portfolio and has more than 26 years of experience in the investment industry. As of December 31, 1996, total assets under management for all clients were $5.2 billion. Usual investment minimum is $1 million. The Management Fee is .75% and the Portfolio Manager receives .40% of average daily net assets under management up to $1 billion and .30% thereafter.

  Managed Portfolio

     The Portfolio Manager of the Managed Portfolio is OpCap Advisors, described in the paragraph referencing the Equity Portfolio. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. He has more than 23 years of investment industry experience. The annual Management Fee is .80% of average daily net assets up to $400 million; .75% of average daily net assets from $400 million to $800 million; and .70% of average daily net assets in excess of $800 million; and the Portfolio Manager receives .40% of average daily net assets up to $1 billion;
 .30% of average daily net assets from $1 billion to $2 billion; and .25% thereafter.

  High-Yield Bond Portfolio


     The Portfolio Manager of the High-Yield Bond Portfolio is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and is owned by its employees. Mr. Caywood, Managing Director and Chief Executive Officer, is responsible for the day to day management of the Portfolio. He has more than 28 years investment industry experience. Caywood-Scholl provides investment advice exclusively with respect to high-yield, low grade fixed income instruments. As of December 31, 1996, assets under management for all clients approximated $732 million. Usual investment minimum: $1 million. The address of Caywood-Scholl Capital Management is 4350 Executive Drive, Suite 125, San Diego, California 92121. The annual Management Fee is .60% of average daily net assets; and the Portfolio Manager receives .30% of average daily net assets up to $1 million and
 .25% thereafter.


  General Portfolio Information

     Under the Investment Adviser Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, fund accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by Enterprise Capital under the Investment Adviser Agreement.

     The Statement of Additional Information contains more information about the Investment Adviser Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and portfolio transactions for the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the regular trading session ("Close") of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's portfolio securities affecting materially the value of such securities (if the Fund receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Further details are in the Statement of Additional Information.

                               PURCHASE OF SHARES

     Investments in the Fund may be made by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Contract(s).

     Shares of each Portfolio of the Fund are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. Enterprise Fund Distributors, Inc. acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

                              REDEMPTION OF SHARES

     Shares of any Portfolio of the Fund can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Fund's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (1) the New York Stock Exchange is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the Securities and Exchange Commission; (2) an emergency, as defined by the Securities and Exchange Commission exists making trading of portfolio securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension.

                             STATE LAW RESTRICTIONS

     The investments of the MONY America Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.


     Under pertinent provisions of New York law, as they currently exist, the assets of the Variable Accounts of MONY may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contractholders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contractholders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this prospectus (see "Investment Objectives And Policies" at page 10 and "Investment Restrictions" at page 19 and Statement of Additional Information, "Investment Restrictions").


     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the qualitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stock must have received an investment grade rating approved by the Director of Insurance. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.

     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Fund will comply with such further investment limits.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.

     Equity, Small Cap, International Growth and Managed Portfolios. Dividends from net investment income, if any, on the Small Cap, Equity, International Growth and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains will be declared and paid at least once per calendar year.

     High-Yield Bond Portfolio. Dividends from investment income are declared and paid quarterly. Distributions of realized net short-term capital gains, if any, and realized long-term capital gains will be declared and paid at least once per calendar year.

     Taxes. Because the Fund intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts are the shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to contractholders, see the accompanying Prospectus for the Contracts.

                           CALCULATION OF PERFORMANCE

     From time-to-time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     The performance data for these Portfolios will reflect the "yield" and "total return". The "yield" of each of these Portfolios refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return" for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $1,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index, the Russell 2000 and the Lehman Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION

     Organization of the Fund. The Fund, under the name of Quest for Value Accumulation Trust, was organized as a Massachusetts business trust on March 2, 1988 and is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Fund changed its name to the Enterprise Accumulation Trust on September 16, 1994. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into five separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account. The Fund's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Fund will be prorated by total net assets.

     Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management or Portfolio Manager Agreements and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Fund, will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractholders, as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts. Shares for which no instructions are received from Contractholders, as well as shares which Enterprise Capital or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.

     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.

     Custodian and Transfer Agent. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.

     Contractholder Inquiries. Inquiries concerning the purchase and sale of shares of the Fund as well as inquiries concerning dividends and account statements should be directed to MONY. Inquiries concerning management and investment policies of the Fund should be directed to Enterprise Capital, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326; or telephone 1-800-432-4320.

     Annual Report. The Fund's latest annual report which includes the Management's Discussion and Analysis, is available upon request and without charge upon written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, N.Y. 10019.

                                    APPENDIX

           DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS

  Commercial Paper Ratings

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 -- Superior Ability for Repayment; Prime 2 -- Strong Ability for Repayment; Prime 3 -- Acceptable Ability for Repayment.

     S & P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. ("TBW") assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "A" for highest quality to "E" for the lowest, companies with very serious problems.

  Bond Ratings

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S & P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff's, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time-to-time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                      STATEMENT OF ADDITIONAL INFORMATION

Enterprise Accumulation Trust
Atlanta Financial Center
3343 Peachtree Road, N.E., Ste. 450
Atlanta, GA 30326-1022
(800) 432-4320

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 1997 (the "Prospectus") of Enterprise Accumulation Trust (the "Fund"). Mutual of New York ("MONY") contractowners can obtain copies of the Prospectus of the Fund by written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at (800) 487-6669.

The date of this Additional Statement is May 1, 1997.

                               TABLE OF CONTENTS

General Information and History.......................................................     2
Investment of Assets..................................................................     2
Investment Restrictions...............................................................     7
Trustees and Officers.................................................................     9
Control Persons.......................................................................    10
Investment Management and Other Services..............................................    10
Determination of Net Asset Value......................................................    12
Dividends, Distribution and Taxes.....................................................    12
Portfolio Yield and Total Return Information..........................................    13
Additional Information................................................................    14
Financial Statements..................................................................   A-1

                        GENERAL INFORMATION AND HISTORY

     The Fund was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988. On September 16, 1994, it changed its name to The Enterprise Accumulation Trust. In addition, the Fund's Bond and Money Market Portfolios were reorganized, and all of their respective assets were transferred to another registered investment company. The Fund commenced offering the International Growth and High-Yield Bond Portfolios on November 18, 1994.

                              INVESTMENT OF ASSETS

     The investment objective and policies of each Portfolio of the Fund are described in the Prospectus. A further description of the investments and investment methods applicable to certain Portfolios appears below.

     Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     Information on Time Deposits and Variable Rate Notes. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus.

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.

     Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     Lower Rated Bonds. Each Portfolio, other than the High-Yield Bond Portfolio, may invest up to 5%, and the High-Yield Bond Portfolio may invest up to 100%, of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Securities rated less than "Baa" by Moody's or "BBB" by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the respective Portfolio Manager's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, recent federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.

     Stock Index Futures and Related Options. Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

     There are several risks in connection with the use of stock index futures in the Portfolios as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolios would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the stock index future. If the price of the stock index futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge against a decline in the market, the market may advance and the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Portfolio Manager believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio has hedged against the possibility of a decline in the market adversely affecting stocks it held and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

     Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

     Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     In addition, if the Portfolio has insufficient cash it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

     Financial Futures. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of a Fund's total assets. This limitation is not a fundamental policy.

     Writing Calls. When any of the Equity, Small Cap or International Growth Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control.

     Call Options. The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

     Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from doing so is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security has, in return for the premium, given the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

     The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options are a relatively new and untested concept, it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

FOREIGN CURRENCY VALUES AND TRANSACTIONS

     Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.

     The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Portfolio Manager based upon its research.

     To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

     The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

     When the Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

     At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

     The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

  Foreign Securities

     As noted above, under normal circumstances the International Growth Portfolio will invest primarily in foreign securities. All other Portfolios, except the Government Securities Portfolio, may, subject to the 10% limitation, invest in foreign securities as well as both sponsored and unsponsored American Depository Receipts ("ADRs"), and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

     Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and Enterprise Capital, subject to the overall review of the Fund's Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                            INVESTMENT RESTRICTIONS

     The Fund's significant investment restrictions applicable to the Portfolios are described in the Prospectus. The following are also fundamental policies and, together with the restrictions and other fundamental policies described in the Prospectus, cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     Each Portfolio of the Fund may not:

          1. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

          2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

          3. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

          4. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

          5. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

          6. Purchase or sell physical commodities or physical commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

          7. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          8. Invest for the purposes of exercising control or management of another company.

          9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

          10. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

          11. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

          12. Invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the respective Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 10% of that Portfolio's total assets.

                             TRUSTEES AND OFFICERS

     The trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Fund, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Ste. 450, Atlanta, GA 30326-1022. As of March 1, 1997, the trustees and officers of the Fund as a group owned none of its outstanding shares.


         NAME AND AGE                        PRINCIPAL OCCUPATION PAST FIVE YEARS
------------------------------    -----------------------------------------------------------
Arthur T. Dietz (73)              President, ATD Advisory Corp., 1996 to present; President
  Trustee                         and Chief Executive Officer, Strategic Portfolio
                                  Management, Inc., 1987-1996; Mills B. Lane Professor of
                                  Finance and Banking, Emory University, 1954-1988; Director,
                                  The Enterprise Group of Funds, Inc.; Director, Medical
                                  Synergies, Inc.
*Samuel J. Foti (45)              President and Chief Operating Officer, MONY since 1994;
  Trustee                         Executive Vice President, MONY (1991-1994); Trustee, MONY
                                  since 1993; Senior Vice President and Chief Marketing
                                  Officer, MONY (1989-1991).
Arthur Howell (78)                Of Counsel, law firm of Alston & Bird, Atlanta, Georgia;
  Trustee                         President and Chairman of the Board, Summit Industries,
                                  Inc.; Secretary of the Executive Committee, Crescent
                                  Banking Co., Inc.; Director, The Enterprise Group of Funds,
                                  Inc.
William A. Mitchell, Jr. (59)     President, Carter & Associates (real estate development),
  Trustee                         Atlanta, Georgia; Director, The Enterprise Group of Funds,
                                  Inc.
Lonnie H. Pope (63)               President and Chief Executive Officer of AFF, Inc. (creator
  Trustee                         and manufacturer of aromatics, flavors and fragrances),
                                  Marietta, Georgia (1980-1996); Director, The Enterprise
                                  Group of Funds, Inc.
*Michael I. Roth (51)             Chairman and Chief Executive Officer, MONY since 1993;
  Trustee                         President and Chief Executive Officer, MONY (1991-1993);
                                  Executive Vice President and Chief Financial Officer,
                                  Primerica Corporation (1987); Executive Vice President,
                                  Primerica Corporation (1982-1987); Director, The Enterprise
                                  Group of Funds, Inc.; Director, American Council of Life
                                  Insurance (ACLI).
*Victor Ugolyn (49)               Chairman, President and Chief Executive Officer, The
  Trustee                         Enterprise Group of Funds, Inc. since 1991; Chairman,
                                  President and Chief Executive Officer, Chairman, President
                                  and Enterprise Capital and Enterprise Fund Distributors,
                                  Inc. since 1991; Vice Chief Executive Officer Chairman and
                                  Chief Marketing Officer, Value Line Securities, Inc.
                                  (1986-1991).
Catherine R. McClellan (41)       Secretary, The Enterprise Group of Funds, Inc.; Senior Vice
  Secretary                       President, Secretary and Chief Counsel, Enterprise Capital
                                  Management, Inc.; Secretary and Chief Counsel, Enterprise
                                  Fund Distributors, Inc.
Herbert M. Williamson (45)        Assistant Secretary and Treasurer, The Enterprise Group of
  Asst. Secretary, Treasurer      Funds, Inc.; Vice President, Assistant Secretary and
                                  Treasurer, Enterprise Capital Management, Inc.; and
                                  Assistant Secretary and Treasurer, Enterprise Fund
                                  Distributors, Inc.

         NAME AND AGE                        PRINCIPAL OCCUPATION PAST FIVE YEARS
------------------------------    -----------------------------------------------------------
Phillip G. Goff (33)              Vice President and Chief Financial Officer, The Enterprise
  Vice President                  Group of Funds, Enterprise Capital Management, Inc. and
                                  Enterprise Fund Distributors, Inc., 1995 to present;
                                  Coopers & Lybrand, L.L.P. 1986-1995.



     Remuneration of Officers and Trustees. All officers of the Fund are officers of Enterprise Capital and receive no salary or fee from the Fund. The Trustees, other than Messrs. Foti, Roth and Ugolyn will be paid an annual fee of $10,000 plus $500 for each trustees' meeting attended and $500 for each committee meeting attended.


     The following sets forth compensation paid to each of the Trustees during 1996:

    (1)                                    (2)             (3)            (4)                (5)
                                                        PENSION OR     ESTIMATED
                                        AGGREGATE       RETIREMENT       ANNUAL             TOTAL
                                       COMPENSATION      BENEFITS       BENEFITS        COMPENSATION
                                           FROM         ACCRUED AS        UPON         FROM REGISTRANT
    NAME                                REGISTRANT       PART OF       RETIREMENT     PAID TO DIRECTORS
    ---------------------------------  ------------     ----------     ----------     -----------------
    Arthur T. Dietz..................     $8,850           None           None             $23,350
    Arthur Howell....................     $8,850           None           None             $23,350
    William A. Mitchell, Jr..........     $7,750           None           None             $21,250
    Lonnie H. Pope...................     $8,850           None           None             $23,350

---------------
- Each Director received fees for services as a Director of The Enterprise Group of Funds, Inc.

                                CONTROL PERSONS

     As of the date of this Additional Statement MONY and MONY Life Insurance Company of America ("MONY America"), its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Fund's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contractholders. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     The Investment Adviser provides oversight and management services to the Fund which include, but are not limited to, (1) supervising the sub-adviser's compliance with federal and state regulations, including the Investment Company Act of 1940, (2) evaluating the portfolio managers' performance, (3) analyzing the composition of the investment portfolios of each Portfolio of the Fund and preparing reports thereon for the Board or any committee of the Board, (4) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information, (5) conducting searches, upon request of the Board, for a replacement for any portfolio manager then serving the Fund, and
(6) preparing presentations to shareholders which analyze the Fund's overall investment program and performance.

     The Portfolio Manager Agreements. Under the Portfolio Manager Agreements, the Portfolio Managers, subject to the oversight of Enterprise Capital, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Fund with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Fund and the portion, if any, of the assets of these Portfolios of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Fund and the sale of securities and other investments held by each of these Portfolios of the Fund.

     Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement or by Enterprise Fund Distributors, Inc. (the "Distributor") are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. Under the Advisory Agreement, the Investment Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage fees and distribution expense reimbursements shall not exceed, and the Investment Adviser undertakes to pay or refund to the Fund any amount by which such expenses do exceed, the most restrictive state law provisions in effect in states where shares of a Portfolio of the Fund are qualified to be sold. The payment of the management fee at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability for the payment of the management fee under this expense limitation.

ADVISORY FEES PAID


                                                       1994          1995*          1996**
                                                    ----------     ----------     -----------
    Equity........................................  $  274,412     $  752,635     $ 1,743,990
    Small Cap.....................................     447,052        907,835       1,316,050
    Managed.......................................   2,260,164      5,852,587      11,086,850
    High-Yield Bond...............................         853         49,627         143,878
    International Growth..........................       1,850         94,931         303,177


---------------
 * The Adviser has reallowed the following amounts of its advisory fees to the Portfolios during 1995: Equity -- $35,480, Small Cap -- $41,237;
   Managed -- $57,047; High-Yield Bond -- $61,596; and International
   Growth -- $74,222.


** The Adviser has reallowed $21,526 to the High-Yield Bond Portfolio during
   1996.


     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Enterprise Capital or the Portfolio Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Investment Adviser to act as investment adviser for any other person or firm.

     The Advisory Agreement and Portfolio Manager Agreements were approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in such Agreements on October 25, 1994, and by the shareholders of the Equity, Small Cap and Managed Portfolios on May 18, 1989 and the International Growth and High-Yield Bond Portfolios on November 18, 1994.

     Portfolio Transactions. Portfolio decisions are based upon recommendations and the judgment of the Portfolio Managers. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Portfolio Managers; information received in connection with directed orders of other accounts managed by the Portfolio Managers or its affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Portfolio Managers, to make available additional views for consideration and comparison, and to enable the Portfolio Managers to obtain market information for the valuation of securities held by the Fund.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to brokers and dealers, but only in conformity with the price, execution and other considerations and practices discussed above.

     It is the practice of the Portfolio Managers to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Portfolio Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio's net assets by the number of shares outstanding.

     Investment securities (other than debt securities) listed on a national securities exchange or designated as national market system securities are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Investments are valued by the pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of more than sixty days are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Portfolios will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest. Gains or losses resulting from unamortized discount or premium on securities issued prior to July 19, 1984 will be treated as capital gains or losses when realized. With respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as taxable ordinary income in accordance with the 1984 Tax Reform Act.

     Capital Gains and Losses. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses. To the extent that net capital losses are carried forward and are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                  PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

     The average annual total return for the year ended March 31, 1997 and the period from inception through March 31, 1997 is shown in the following table:

AVERAGE ANNUAL TOTAL RETURN


                                            FOR THE YEAR      FOR THE FIVE YEARS
                                               ENDED                ENDED             FOR THE PERIOD
                                           MARCH 31, 1997       MARCH 31, 1997       FROM INCEPTION TO
                  PORTFOLIO                  (ONE YEAR)          (FIVE YEAR)         MARCH 31, 1997(1)
    -------------------------------------  --------------     ------------------     -----------------
    Equity...............................      15.25%                17.19%                16.24%
    Small Cap............................      15.47%                11.14%                13.66%
    International Growth.................      11.03%                  N/A                 11.63%
    Managed..............................      15.25%                18.39%                19.74%
    High-Yield Bond......................      12.65%                  N/A                 12.99%


---------------
(1) Reflects waiver of advisory fees and assumption of other expenses by the Portfolio Manager in its previous role as Investment Advisor. Without such waivers and assumptions, the average annual total return during the period would have been lower.

     The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The table reflects the historical rates of return, and deductions for all charges, expenses and fees of the Fund.

     For the Equity, Small Cap and International Growth Portfolios and for the equity securities of the Managed Portfolio, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio and on the day before the beginning of the period with respect to debt obligations held by the Equity, Managed, International Growth and Small Cap Portfolios (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest; discount and premium is not amortized on the remaining security. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Net investment income of a Portfolio less all charges and expenses of the Fund with respect to that Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient + 1 is raised to the 6th power. 1 is subtracted from this result and then multiplied by 2.

                             ADDITIONAL INFORMATION

     Description of the Fund. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

     Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

     Under Rule 18f-2 under the Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     Distribution Agreement. Under the Distribution Agreement between each Portfolio and the Distributor, the Distributor acts as the Portfolio's agent in the continuous public offering of its shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

     Independent Accountants. Coopers & Lybrand L.L.P. serves as independent accountants of the Fund; their services include auditing the annual financial statements of each Portfolio as well as other related services. Coopers & Lybrand L.L.P. also serves as independent accountants for the Investment Adviser and its affiliates.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

OPCAP ADVISORS
NEW YORK, NEW YORK

     The objective of Enterprise Accumulation Trust Equity Portfolio is to seek long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value-oriented approach to investing.

     The Equity Portfolio had an excellent year in 1996, providing a total return of 25.2%. This performance exceeded the total return of 22.9% with dividends included for the Standard & Poor's 500 Index (S&P 500), an unmanaged index of 500 of the largest corporations weighted by market capitalization.

     Through the consistent application of our value disciplines, the Portfolio has produced above-market returns over extended periods. For the five years ended December 31, 1996, the Portfolio's average annual return of 18.0% was well ahead of the 15.2% average annual return of the S&P 500. Since its inception on August 1, 1988, the Portfolio has generated an average annual return of 16.7%, exceeding the 16.0% average annual return of the S&P 500.

     OpCap achieved these results by remaining disciplined in our value approach even as the stock market advanced to new highs. The stocks owned by the Portfolio had an average price-earnings ratio of 14.2 at the end of 1996, a significant discount from the price-earnings ratio of 19.5 for the S&P 500. Despite this discount, the companies in the Portfolio generated what we believe to be high and potentially sustainable levels of earnings and cash flow. By investing in quality, undervalued businesses, OpCap seeks to control risk and outperform the market over time. As we enter the new year, we believe the quality of the businesses we own, their low relative valuations and the ability of company managements to maximize shareholder returns may help limit risk if the market declines and may provide significant opportunity for reward.

     The Portfolio owns a diverse group of undervalued companies with superior business characteristics. A "superior" company, in our view, has a powerful competitive position, a well-thought-out business strategy, excellent earnings and high cash flow, and a shareholder-oriented management. OpCap continues to find a number of undervalued quality companies in the insurance, banking and miscellaneous financial services sector, which represented as of year-end about one-third of the Portfolio's net assets. Each of the financial companies in the Portfolio has a unique business franchise with competitive advantages, such as low-cost distribution, highly automated processing, dominant market share and/or high customer retention. In all cases, company management is focused on using the company's cash flow to increase shareholder value. Business results of these companies continue to improve regardless of the interest rate environment.

     As of December 31, 1996, assets were allocated 86% to common stocks and 14% to cash and cash equivalents. The Portfolio's five largest equity positions at the end of the year were Ace, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 4.9% of the Portfolio's net assets: EXEL, Ltd., a strongly capitalized specialty insurance company, also based in Bermuda, 4.4% of net assets; Wells Fargo & Company, a leading bank in the Western United States, 3.8% of net assets; Caterpillar, Inc., which manufacturers earth-moving equipment and diesel engines and other products, 3.5% of net assets; and LucasVarity PLC, which manufactures automotive components, diesel engines and other products, 3.1% of net assets.

     Major industry positions were in the insurance sector, 22.4% of the Portfolio's net assets; transportation, 7.2% of net assets; banking, 6.8% of net assets; aerospace, 5.7% of net assets; and miscellaneous financial services, 5.5% of net assets.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ENTERPRISE ACCUMULATION TRUST EQUITY PORTFOLIO FROM INCEPTION (8/1/88)
               THROUGH 12/31/96 AND TOTAL RETURN ON S&P 500 INDEX

                MEASUREMENT PERIOD
               (FISCAL YEAR COVERED)                       EQUITY PORTFOLIO                 S&P 500
                     8/1/88                                     10000                        10000
                     12/31/88                                   10190                        10367
                     12/31/89                                   12500                        13651
                     12/31/90                                   12223                        13228
                     12/31/91                                   16038                        17250
                     12/31/92                                   18909                        18565
                     12/31/93                                   20393                        20432
                     12/31/94                                   21182                        20693
                     12/31/95                                   29325                        28466
                     12/31/96                                   36721                        34987

           * Past Performance is not predictive of future performance. Assumes reinvestment of all dividends and distributions.
                The line graph above does not reflect Variable Account expenses.

                              SMALL CAP PORTFOLIO

GAMCO INVESTORS, INC.
RYE, NEW YORK

     The objective of Enterprise Accumulation Trust Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion.

     OpCap Advisors was the investment adviser to Enterprise Accumulation Trust Small Cap Portfolio from inception on August 1, 1988 through May 31, 1996. GAMCO Investors became manager of the Portfolio on June 1, 1996.

     GAMCO's focus is on free cash flow. GAMCO believes free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadow net earnings improvement. GAMCO also looks at long-term earnings trends. In addition, GAMCO analyzes on and off balance sheet assets and liabilities. GAMCO wants to know everything that will add to or detract from private market value estimates. Finally, GAMCO looks for a catalyst: something happening in the company's industry or indigenous to the company itself that may surface value.

     For the twelve months ended December 31, 1996, the Small Cap Portfolio had a total return of 11.2%, below the total return of 16.5% of the Russell 2000 Index, an unmanaged index composed of small stocks traded on the NASDAQ, the New York and American Stock Exchanges. For five years ended December 31, 1996, the Portfolio's average annual return was 12.6% versus the 15.6% return of the Russell 2000 Index. Since inception August 1, 1988 through December 31, 1996 the Small Cap Portfolio had an average annual total return of 13.6% compared with 13.1% for the Russell 2000 Index.

     Media and communication stocks remain undervalued, as investors are focusing on companies with visible earnings growth. Regulatory changes as well as strong cash flows may benefit many of these companies in future quarters. Cable stocks, for example, declined on fear of competition from direct broadcast satellite but may enjoy strong cash flows and revenue streams from such services as Internet access.

     Top holdings in the Portfolio at year end included Culbro Corporation, Coltec Industries, Inc., Chris Craft Industries, Inc., Tele Communications, Inc., and Precision Castparts Corporation, with major industry concentrations in the broadcasting/media, aerospace, automotive, machinery and telecommunication sectors.

     GAMCO will continue to focus on value. GAMCO favors industries and individual companies in the early stages of sustainable earnings uptrends and other fundamentally attractive opportunities that participated only marginally in the 1996 bull market. Aerospace component manufacturers may experience superior earnings gains for the next three to five years as airlines throughout the world continue to rebuild and refurbish their fleets. Auto aftermarket companies are positioned so that they may grow earnings as the economy and new car sales slow. As Personal Communication Services (PCS) systems come on-line in the year ahead, cellular telephone companies, which have been under the cloud of future competition from PCS, will have an opportunity to demonstrate the long term viability of what GAMCO believes will remain a good growth business. Entertainment software and cable network stocks, which were panned in 1996, may get more favorable reviews from investors in the year ahead.

     Finally, and perhaps most importantly for 1997, corporate restructurings, in the form of mergers and sales and spin-offs of assets, may continue at a feverish pace. There is strong global appetite for extending product lines and distribution systems via acquisitions. The world is awash in liquidity and stock is an increasingly valuable currency. In response, corporate managements that hope to remain independent may be under pressure to surface the value of their businesses by selling underperforming divisions, spinning off undervalued assets and repurchasing shares. Deals and corporate events of this nature may trigger some of the biggest small company stock advances in 1997.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ENTERPRISE ACCUMULATION TRUST SMALL CAP PORTFOLIO FROM INCEPTION (8/1/88)
            THROUGH 12/31/96 AND TOTAL RETURN ON RUSSELL 2000 INDEX

                MEASUREMENT PERIOD
               (FISCAL YEAR COVERED)                     SMALL CAP PORTFOLIO              RUSSELL 2000
                      8/1/88                                    10000                         10000
                      12/31/88                                  10190                          9936
                      12/31/89                                  12060                         11549
                      12/31/90                                  10883                          9296
                      12/31/91                                  16120                         13577
                      12/31/92                                  19584                         16078
                      12/31/93                                  23405                         19117
                      12/31/94                                  23409                         18769
                      12/31/95                                  26284                         24106
                      12/31/96                                  29231                         28082

            * Past Performance is not predictive of future performance. Assumes reinvestment of all dividends and distributions.
                The line graph above does not reflect Variable Account expenses.

                               MANAGED PORTFOLIO

OPCAP ADVISORS
NEW YORK, NEW YORK

     The objective of Enterprise Accumulation Trust Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bond and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

     Continuing its solid long-term performance, the Managed Portfolio provided a total return of 23.5% in 1996. This return was slightly ahead of the total return of 22.9% with dividends included for the Standard & Poor's 500 Index (S&P
500), an unmanaged index of 500 of the largest corporations weighted by market capitalization.

     The Portfolio has been a consistently strong performer over time. For the five years ended December 31, 1996, the Portfolio delivered an average annual return of 19.5%, handily surpassing the 15.2% average annual return of the S&P
500. Since its inception on August 1, 1988, the Portfolio has provided an average annual return of 20.3%, surpassing the 16.1% return for the S&P 500.

     The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks. The Portfolio owns undervalued businesses with high cash flow. OpCap Advisors investment style specifically attempts to avoid forecasting the stock market or the economy. Instead, OpCap Advisors focuses on individual companies and tries to understand where their businesses are going over the next several years, not on where the market is heading in the next quarter.

     The Portfolio had a cash position of 10% at year-end. In addition to its cash position, the Portfolio's assets were allocated 89% to common stocks and securities convertible into common stocks and 1% to Treasury bonds and notes.

     The Portfolio's five largest positions at year-end were Wells Fargo & Company, a leading bank in the Western United States, representing 7.6% of net assets; McDonnell Douglas Corporation, the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft, 5.9% of net assets; Citicorp, a leading bank and financial services company, 5.3% of net assets; Federal Home Loan Mortgage Corporation (Freddie Mac), the second largest insurer of home mortgages in the United States, 4.8% of net assets; and DuPont (E.I.) de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified business, 4.4% of net assets. OpCap Advisors remains comfortable with the Portfolio's largest equity holdings and is prepared to buy more shares on price weakness.

     Major industry positions were in the banking sector, 14.5% of the Portfolio's net assets; miscellaneous financial services, 11.6% of net assets; aerospace, 8.4% of net assets; chemicals, 7.5% of net assets; and machinery, 6.9% of net assets.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ENTERPRISE ACCUMULATION TRUST MANAGED PORTFOLIO FROM INCEPTION (8/1/88)
               THROUGH 12/31/96 AND TOTAL RETURN ON S&P 500 INDEX

                MEASUREMENT PERIOD
               (FISCAL YEAR COVERED)                      MANAGED PORTFOLIO                 S&P 500
                     8/1/88                                     10000                        10000
                     12/31/88                                   10440                        10367
                     12/31/89                                   13836                        13651
                     12/31/90                                   13336                        13228
                     12/31/91                                   19468                        17250
                     12/31/92                                   23098                        18565
                     12/31/93                                   25498                        20432
                     12/31/94                                   26152                        20693
                     12/31/95                                   38416                        28466
                     12/31/96                                   47433                        34987

                * Past Performance is not predictive of future performance. Assumes reinvestment of all dividends and distributions.
           The line graph above does not reflect Variable Account expenses.

                         INTERNATIONAL GROWTH PORTFOLIO

BRINSON PARTNERS, INC.
CHICAGO, ILLINOIS

     The objective of Enterprise Accumulation Trust International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

     For 1996, the Portfolio returned 12.7% versus the EAFE Index return of 6.1%. The EAFE Index is an unmanaged index composed of stocks representing the stock markets of Europe, Australia, New Zealand and the Far East. Since November 30, 1994, through December 31, 1996, the Portfolio returned an average annual return of 13.3% versus the EAFE Index return of 8.6%. Since inception on November 18, 1994, the Portfolio has generated average annual returns of 12.3%

     Throughout 1996, Enterprise Accumulation Trust International Growth Portfolio benefited from its active strategies in currency allocation and security selection. Market allocation slightly detracted from performance during the year. The underweight in the Japanese yen, Swiss franc, German deutschemark and offsetting overweights primarily in the U.S. dollar, were all successful strategies. Stock selection was very strong within the Japanese equity market. Honda and Toyota hit record highs in Japan in 1996. Underweighting the financials and overweighting the pharmaceuticals, precision instruments and electrical machinery industries all contributed to portfolio returns. The Portfolio's overweight in cash and underweight market positions in Sweden, Hong Kong and Switzerland detracted slightly from performance. This was partially offset by positive results from overweights in the Netherlands, Spain, and Belgium and underweights in Japan and Singapore.

     At year-end the Portfolio's largest holdings included Royal Dutch Petroleum (Netherlands), Telecom Corp. of NZ (New Zealand), Matsushita Electric Industrial (Japan), Unilever (United Kingdom and Netherlands), and British Telecom (United Kingdom). Major country concentrations focused on Japan, United Kingdom, France, Germany and the Netherlands.

     While 1997 economic growth expectations are picking up for most countries, several markets are not expected to maintain last year's strong growth into 1997. The inflation outlook remains relatively benign for most developed markets. Despite an environment of good Gross Domestic Product growth, the combination of fiscal restraint and downward wage pressures may help to keep inflation under control.

     The Portfolio continues to target a 5% strategic cash position, reflecting our view that non-U.S equity markets are overpriced. The Japanese equity market is notably more overpriced than most of the other non-U.S. markets. Given Brinson's valuation analysis and fundamental considerations, the Portfolio is underweight in Japan by 6.5%.

     The other non-U.S. equity markets (excluding Japan) are overweight by 1.5%. Brinson continues to emphasize New Zealand, Australia and, in Europe, France, Netherlands, Belgium and Finland. The Portfolio remains modestly overweight in Spain and the United Kingdom and neutrally positioned in Italy. The outlook for German earnings has become more favorable. Throughout Europe, there is growing evidence of an awareness by company managements of shareholder value. This has been pronounced in Germany, where a number of companies have started to restructure.

     Canada has enjoyed a period of declining interest rates, an improving fiscal picture and a somewhat undervalued Canadian dollar that has supported its exporters. At this point, however, Brinson views interest rates as being unsustainably low and currency at or close to fair value. Brinson's fundamental analysis indicates that this market has become more expensive. The Portfolio is invested, but quite underweight, in Hong Kong and Switzerland with lesser underweights held in Canada and Malaysia. Currency strategy continues to favor the U.S. dollar over the less attractive Japanese yen, German deutschemark, Swiss franc and French franc.

     As with all international growth funds, Enterprise Accumulation Trust International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ENTERPRISE ACCUMULATION TRUST INTERNATIONAL GROWTH PORTFOLIO FROM INCEPTION
          (11/30/94) THROUGH 12/31/96 AND TOTAL RETURN ON EAFE INDEX

  MEASUREMENT PERIOD
 (FISCAL YEAR COVERED)           INTERNATIONAL PORTFOLIO                EAFE
       11/30/94                           10000                         10000
       12/31/94                           10040                         10063
       12/31/95                           11510                         11191
       12/31/96                           12967                         11868

           * Past Performance is not predictive of future performance. Assumes reinvestment of all dividends and distributions.
                The line graph above does not reflect Variable Account expenses.

                           HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

     The objective of Enterprise Accumulation Trust High-Yield Bond Portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's Corporation.

     The Portfolio returned 12.9% for 1996, versus 8.9% for the Lehman Brothers BB Index, an unmanaged index composed of all issues rated below Baa by Moody's and all issues rated BB by Standard & Poors. Since November 30, 1994 through December 31, 1996, the High-Yield Bond Portfolio had an average annual total return of 14.7% versus the Lehman Brothers BB Index which returned 15%. Since inception on November 18, 1994, the Portfolio has generated average annual returns of 14.1%.

     Five elements helped the high yield bond market, and specifically the High-Yield Bond Portfolio, to post solid returns in 1996. Investors poured $16.0 billion of new money into the high-yield market in 1996 which helped keep the market technicals favorably balanced through much of the year. Secondly, for the second year in a row the investment grade buyer was evident in the high-yield market. With spreads on investment grade bonds remaining historically tight, corporate fixed income buyers participated heavily in many BB new issues. In addition, new issues for 1996 totaled $72 billion, more than doubling the $31 billion issued in 1995. The quality of the new issues continued to deteriorate, with approximately 72% of the new issuance rated single B or lower. The telecommunications sector dominated the new issuance, accounting for 28% of the merchandise. Also, a receptive initial public offering environment and/or strong stock market generally is supportive to the high-yield market for it allowed issuers to improve their balance sheet through issuance of equity. This potential financial flexibility reduces credit risk. Finally, defaults were surprisingly light in 1996 with 16 defaults representing $4.2 billion. This compares to 30 issues and $8.2 billion in 1995. Defaults as a percent of the market have been less than 3% for five consecutive years. This trend has bolstered the legitimacy of the high-yield market as an asset class for pension funds and fiduciary investors.

     In 1997 high-yield bond performance may be influenced primarily by three factors. Credit risk is expected to increase somewhat and the yield advantage of high-yield bonds over treasuries may also increase modestly. Overall growth of corporate profitability may moderate with businesses experiencing more difficulty in passing along production cost increases. Next, new issuance for 1997 may decline to $40 to $50 billion due to a smaller calendar of offerings by the telecommunications industry. Finally, capital flows into the high-yield market may continue to grow contingent on the absolute yield advantage and return over treasuries and the perceived credit risk. Interest among pension funds and foundations has increased. Sales of new mutual fund shares has brought the sector to prominence, owning approximately 20% of the universe. During the relatively low interest rates of the past several years, the insurance industry has also remained a steady buyer of high-yield bonds. Reinvestment of coupons has been a stabilizing factor which may potentially repeat in 1997.

     The economic and monetary climate for high-yield bonds may be somewhat less favorable in 1997 while still offering substantial relative performance opportunities over treasuries and investment grade bonds. The relative performance of high-yield bonds in 1997 may not be quite as outstanding, as in 1996, but still very rewarding. High-yield bonds may not perform as well in relative terms if interest rates were to substantially decline. The high-yield sector has historically performed very well during periods of moderately rising interest rates.

     Managing this sector in 1997 for competitive returns could be more difficult, requiring greater scrutiny of credit quality. Caywood-Scholl's investment policy of maintaining broad diversification among favorable industries and issuers should help the Portfolio in seeking to capture solid risk adjusted returns in this investment environment.

     Like all investments in high-yield bond funds, an investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in other Income Portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes on the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ENTERPRISE ACCUMULATION TRUST HIGH-YIELD BOND PORTFOLIO FROM INCEPTION
                                   (11/30/94)
              THROUGH 12/31/96 AND TOTAL RETURN ON LEHMAN BB INDEX

     MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)               HIGH-YIELD BOND              LEHMAN BB
          11/30/94                           10000                     10000
          12/31/94                           10111                     10079
          12/31/95                           11788                     12280
          12/31/96                           13312                     13376

           * Past Performance is not predictive of future performance. Assumes reinvestment of all dividends and distributions.
                The line graph above does not reflect Variable Account expenses.

     The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 86.06%        PRINCIPAL AMOUNT            VALUE
----------------------------------------------------------------------------
AEROSPACE -- 5.72%
  AlliedSignal Inc.                         45,920          $      3,076,640
  Lockheed Martin Corporation               86,000                 7,869,000
  McDonnell Douglas Corporation            110,506                 7,072,384
                                                         -------------------
                                                                  18,018,024
AUTOMOTIVE -- 3.10%
  LucasVarity PLC                          257,000                 9,766,000
BANKING -- 6.76%
  Citicorp                                  90,544                 9,326,032
  Wells Fargo & Company                     44,362                11,966,649
                                                         -------------------
                                                                  21,292,681
BROADCASTING -- 0.07%
  TCI Satellite Entertainment Inc.          21,000                   207,375
CABLE -- 1.08%
  Tele Communications Inc.*                260,000                 3,396,250
CHEMICALS -- 3.20%
  Du Pont (E. I.) de Nemours &
    Company                                 60,000                 5,662,500
  Hercules Inc.                            102,202                 4,420,236
                                                         -------------------
                                                                  10,082,736
CONGLOMERATES -- 1.43%
  General Electric Company                  45,544                 4,503,163
CONSUMER PRODUCTS -- 2.42%
  Avon Products Inc.                        72,756                 4,156,187
  Mattel Inc.                              124,875                 3,465,281
                                                         -------------------
                                                                   7,621,468
DRUGS & MEDICAL PRODUCTS -- 3.52%
  Becton, Dickinson & Company              186,158                 8,074,603
  Warner-Lambert Company                    40,252                 3,018,900
                                                         -------------------
                                                                  11,093,503
ELECTRONICS -- 3.13%
  Adaptec Inc.                             100,000                 4,000,000
  Arrow Electronics Inc.*                   78,462                 4,197,717
  Electronic Arts Inc.*                     55,000                 1,646,563
                                                         -------------------
                                                                   9,844,280
ENERGY -- 1.48%
  Triton Energy Ltd.*                       96,004                 4,656,194
HEALTH CARE -- 4.27%
  Columbia/HCA Healthcare
    Corporation                            160,000                 6,520,000
  Ornda Healthcorp                          22,000                   643,500
  Tenet Healthcare Corporation*            287,000                 6,278,125
                                                         -------------------
                                                                  13,441,625
INSURANCE -- 22.36%
  Ace Ltd.                                 257,000                15,452,125
  AFLAC Inc.                               185,128                 7,914,222
  American International Group
    Inc.                                    40,612                 4,396,249
  Everest Reinsurance Holdings             175,000                 5,031,250
  EXEL Ltd.                                372,348                14,102,680
  General Re Corporation                    25,000                 3,943,750
  Mid Ocean Ltd.                           150,000                 7,875,000
  Progressive Corporation (Ohio)            76,421                 5,148,865
  Renaissance Holdings Ltd.                150,000                 4,950,000
  Transamerica Corporation                  20,126                 1,589,954
                                                         -------------------
                                                                  70,404,095
MACHINERY -- 5.26%
  Caterpillar Inc.                         148,000                11,137,000
  Tenneco Inc.                             120,000                 5,415,000
                                                         -------------------
                                                                  16,552,000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -----------------------------------------
METALS & MINING -- 0.47%
  Freeport McMoRan Copper & Gold
    (Class B)                               49,431          $      1,476,751
MISC. FINANCIAL SERVICES -- 5.53%
  Countrywide Credit Industries
    Inc.                                   316,088                 9,048,019
  Federal Home Loan Mortgage
    Corporation                             76,045                 8,374,456
                                                         -------------------
                                                                  17,422,475
PAPER & FOREST PRODUCTS -- 0.41%
  Champion International
    Corporation                             30,000                 1,297,500
PRINTING & PUBLISHING -- 1.99%
  Donnelley R R & Sons Company             200,000                 6,275,000
RESTAURANTS -- 1.98%
  McDonalds Corporation                    138,000                 6,244,500
RETAIL -- 2.89%
  May Department Stores Company            194,712                 9,102,786
TELECOMMUNICATIONS -- 1.66%
  Sprint Corporation                       131,000                 5,223,625
TRANSPORTATION -- 7.15%
  AMR Corporation*                          89,000                 7,843,125
  Canadian Pacific Limited                 155,000                 4,107,500
  Carnival Corporation                     210,000                 6,930,000
  CSX Corporation                           86,000                 3,633,500
                                                         -------------------
                                                                  22,514,125
UTILITIES -- 0.18%
  El Paso Natural Gas Company               11,160                   563,580
                                                         -------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $200,062,464)                                   270,999,736
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 13.73%
----------------------------------------------------------------------------
  Ford Motor Credit Company
    5.40% due 01/23/97                 $13,000,000                12,957,100
  Norwest Financial Inc.
    5.35% due 01/15/97                  10,340,000                10,318,487
  Deere (John) Capital Corporation
    5.38% due 01/22/97                  10,000,000                 9,968,617
  Household Finance Corporation
    5.40% due 01/08/97                  10,000,000                 9,989,500
                                                         -------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $43,233,704)                                     43,233,704
----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.73%
----------------------------------------------------------------------------
  State Street Bank & Trust Repurchase
  Agreement, 4.75% due 01/02/97
  Collateral: U.S. Treasury Note
  $5,560,000, 5.625% due 11/30/98
  Value $5,565,805                       5,455,000                 5,455,000
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $5,455,000)                                       5,455,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $248,751,168)                              $    319,688,440
OTHER ASSETS LESS LIABILITIES -- (1.52)%                          (4,781,508)
                                                         -------------------
NET ASSETS 100%                                             $    314,906,932
===============================================================

(*) Non-income producing
                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 94.97%             PRINCIPAL AMOUNT            VALUE
----------------------------------------------------------------------------
ADVERTISING -- 1.55%
  Ackerley Inc.                            130,000          $      1,527,500
  Katz Media Group Inc.*                   130,000                 1,462,500
                                                         -------------------
                                                                   2,990,000
AEROSPACE -- 11.40%
  Coltec Industries Inc.*                  300,000                 5,662,500
  Curtiss Wright Corporation                30,000                 1,511,250
  Gencorp Inc.                             260,000                 4,712,500
  Moog Inc.*                                24,000                   561,000
  Precision Castparts Corporation          100,000                 4,962,500
  Sequa Corporation (Class A)               25,000                   981,250
  Sequa Corporation (Class B)               20,000                 1,000,000
  SPS Technologies Inc.                     40,000                 2,570,000
                                                         -------------------
                                                                  21,961,000
AUTOMOTIVE -- 7.34%
  Clarcor Inc.                             125,000                 2,765,625
  Echlin Inc.                               70,000                 2,213,750
  Federal Mogul Corporation                 60,000                 1,320,000
  Navistar International
    Corporation Inc.*                      100,000                   912,500
  Scheib Earl Inc.                          85,000                   595,000
  Standard Motor Products Inc.             160,000                 2,220,000
  Wynns International Inc.                 130,000                 4,111,250
                                                         -------------------
                                                                  14,138,125
BROADCASTING -- 10.76%
  BET Holdings Inc.*                        60,000                 1,725,000
  BHC Communications Inc.                   10,000                 1,013,750
  Chris Craft Industries Inc.              130,000                 5,443,750
  Echostar Communications
    Corporation                             16,000                   352,000
  Gaylord Entertainment Company             88,000                 2,013,000
  Gray Communications Systems Inc.          30,000                   566,250
  Gray Communications Systems Inc.
    (Class B)                               60,000                 1,020,000
  HSN Inc.                                 150,000                 3,562,500
  International Family
    Entertainment Inc.                     200,000                 3,100,000
  Lin Television Corporation*               20,000                   845,000
  Paxson Communications
    Corporation                             60,000                   472,500
  United International Holdings
    Inc.*                                   50,000                   612,500
                                                         -------------------
                                                                  20,726,250
CABLE -- 4.38%
  AFC Cable Systems Inc.*                   10,000                   238,750
  Cablevision Systems Corporation*         100,000                 3,062,500
  Tele Communications Inc.*                180,000                 5,141,250
                                                         -------------------
                                                                   8,442,500
CHEMICALS -- 4.27%
  Church & Dwight Inc.                     105,000                 2,401,875
  Lawter International Inc.                100,000                 1,262,500
  Loctite Corporation                       75,000                 4,565,625
                                                         -------------------
                                                                   8,230,000
CONSUMER DURABLES -- 2.16%
  Dynamics Corporation of America           13,500                   381,375
  Envirosource Inc.*                       100,000                   268,750
  Oneida Ltd.                               90,000                 1,620,000
  Syratech Corporation                      60,000                 1,890,000
                                                         -------------------
                                                                   4,160,125
CONSUMER SERVICES -- 3.24%
  Berlitz International Inc.*               28,500                   591,375
  Rollins Inc.                             205,000                 4,100,000
  Wackenhut Corporation                     90,000                 1,552,500
                                                         -------------------
                                                                   6,243,875

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -----------------------------------------
ELECTRICAL EQUIPMENT -- 2.11%
  Ametek Inc.                               60,000          $      1,335,000
  Thomas Industries Inc.                   131,000                 2,734,625
                                                         -------------------
                                                                   4,069,625
ELECTRONICS -- 1.64%
  CTS Corporation                           74,000                 3,163,500
ENERGY -- 0.20%
  Kaneb Services Inc.*                     120,000                   390,000
ENTERTAINMENT & LEISURE -- 4.01%
  Aztar Corporation*                       260,000                 1,820,000
  Churchill Downs Inc.                      14,500                   522,000
  GC Companies Inc.                         50,000                 1,731,250
  Jackpot Enterprises Inc.                 200,000                 1,950,000
  Spectravision Inc. (Class B)*(a)         274,617                         0
  Spelling Entertainment Group
    Inc.                                   220,000                 1,622,500
  Trans Lux Corporation                      8,000                    88,000
                                                         -------------------
                                                                   7,733,750
FOOD & BEVERAGES & TOBACCO -- 5.58%
  Celestial Seasonings Inc.*                50,000                   987,500
  Culbro Corporation*                      105,000                 6,811,875
  Tootsie Roll Industries Inc.              40,000                 1,585,000
  Whitman Corporation                       60,000                 1,372,500
                                                         -------------------
                                                                  10,756,875
HEALTH CARE -- 0.11%
  Spacelabs Inc.*                           10,000                   205,000
INSURANCE -- 1.47%
  Capsure Holdings Corporation*             25,000                   284,375
  Liberty Corporation                       65,000                 2,551,250
                                                         -------------------
                                                                   2,835,625
MACHINERY -- 5.75%
  Baldwin Technology Company Inc.*         100,000                   250,000
  Briggs & Stratton Corporation             40,000                 1,760,000
  Donaldson Inc.                             5,000                   167,500
  Franklin Electric Inc.                    22,000                 1,028,500
  Goulds Pumps Inc.                        175,000                 4,014,062
  Idex Corporation                          22,000                   877,250
  Katy Industries Inc.                     130,000                 1,885,000
  Kollmorgen Corporation                   100,000                 1,100,000
                                                         -------------------
                                                                  11,082,312
MANUFACTURING -- 2.57%
  Aptargroup Inc.                           15,000                   528,750
  Crane Company                             90,000                 2,610,000
  Mark IV Industries Inc.                   30,000                   678,750
  Oil Dri Corporation of America            75,000                 1,125,000
                                                         -------------------
                                                                   4,942,500
METALS & MINING -- 1.83%
  Calmat Company                            65,000                 1,218,750
  Handy & Harman                           100,842                 1,764,735
  Trinova Corporation                       15,000                   545,625
                                                         -------------------
                                                                   3,529,110
MISC. FINANCIAL SERVICES -- 2.50%
  Data Broadcasting                         50,000                   350,000
  Midland Company                           60,500                 2,329,250
  Pioneer Group Inc.                        90,000                 2,137,500
                                                         -------------------
                                                                   4,816,750
PAPER PRODUCTS -- 0.31%
  Nashua Corporation                        50,000                   600,000
PHARMACEUTICALS -- 1.78%
  Carter Wallace Inc.                      220,000                 3,437,500

                         ENTERPRISE ACCUMULATION TRUST
                       SMALL CAP PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
PRINTING & PUBLISHING -- 4.81%
  Lee Enterprises Inc.                      60,000          $      1,395,000
  Media General Inc.                       105,000                 3,176,250
  Meredith Corporation                      30,000                 1,582,500
  Providence Journal Company*               61,300                 1,877,312
  Pulitzer Publishing Company               26,666                 1,236,636
                                                         -------------------
                                                                   9,267,698
REAL ESTATE -- 1.89%
  Catellus Development
    Corporation*                           170,000                 1,933,750
  Santa Anita Realty Enterprises
    Inc.                                    65,000                 1,706,250
                                                         -------------------
                                                                   3,640,000
RETAIL -- 3.58%
  Brunos Inc.*                              42,500                   733,125
  Giant Foods Inc.                          80,000                 2,760,000
  Neiman Marcus Group Inc.                 120,000                 3,060,000
  Phar Mor Inc.*                            65,000                   353,438
                                                         -------------------
                                                                   6,906,563
SECURITY & INVESTIGATION SERVICES -- 0.83%
  Pittway Corporation                       30,000                 1,605,000
TELECOMMUNICATIONS -- 6.17%
  Aerial Communications Inc.                80,000                   650,000
  Associated Group Inc.*                    35,000                 1,076,250
  C Tec Corporation*                        70,000                 1,662,500
  Cellular Communications Puerto
    Rico*                                  102,500                 2,024,375
  Centennial Cellular Corporation*         180,000                 2,182,500
  Comsat Corporation                       108,000                 2,659,500
  Telephone & Data Systems Inc.             45,000                 1,631,250
                                                         -------------------
                                                                  11,886,375
TRANSPORTATION -- 2.73%
  GATX Corporation                         100,000                 4,850,000
  Hudson General Corporation                11,000                   409,750
                                                         -------------------
                                                                   5,259,750
TOTAL COMMON STOCKS
(IDENTIFIED COST $185,070,207)                                   183,019,808
----------------------------------------------------------------------------
                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
U.S. TREASURY BILLS -- 4.50%
----------------------------------------------------------------------------
  U.S. Treasury Bill
    4.51% due 01/23/97                     619,000          $        617,294
  U.S. Treasury Bill
    4.59% due 01/23/97                   3,635,000                 3,624,804
  U.S. Treasury Bill
    4.47% due 01/30/97                     470,000                   468,308
  U.S. Treasury Bill
    4.90% due 01/02/97                     100,000                    99,986
  U.S. Treasury Bill
    4.90% due 01/09/97                     300,000                   299,673
  U.S. Treasury Bill
    4.96% due 01/09/97                     335,000                   334,631
  U.S. Treasury Bill
    4.96% due 02/13/97                     669,000                   665,037
  U.S. Treasury Bill
    4.96% due 02/20/97                     913,000                   906,711
  U.S. Treasury Bill
    4.965% due 01/30/97                  1,000,000                   996,000
  U.S. Treasury Bill
    4.995% due 02/06/97                    660,000                   656,703
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $8,669,146)                                       8,669,147
----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.57%
----------------------------------------------------------------------------
  State Street Bank & Trust Repurchase
    Agreement, 4.00% due 01/02/97
    Collateral: U.S. Treasury Note
    $1,095,000, 5.875%, due
    07/31/97 Value $1,124,141            1,100,000                 1,100,000
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,100,000)                                       1,100,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $194,839,353)                              $    192,788,955
OTHER ASSETS LESS LIABILITIES -- (0.04)%                             (85,136)
                                                         -------------------
NET ASSETS 100%                                             $    192,703,819
============================================================================

(*) Non-income producing
(a) In bankruptcy

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                 NUMBER OF SHARES OR
    COMMON STOCKS -- 87.92%       PRINCIPAL AMOUNT            VALUE
     ---------------------------------------------------------------
AEROSPACE -- 8.41%
  Lockheed Martin Corporation            400,000         $      36,600,000
  Loral Space & Communications           600,000                11,025,000
  McDonnell Douglas Corporation        1,800,000               115,200,000
                                                       -------------------
                                                               162,825,000
BANKING -- 14.48%
  Citicorp                               999,000               102,897,000
  First Empire State Corporation         100,000                28,800,000
  Wells Fargo & Company                  550,733               148,560,227
                                                       -------------------
                                                               280,257,227
BROADCASTING -- 0.23%
  TCI Satellite Entertainment
    Inc.                                 450,000                 4,443,750
CABLE -- 3.54%
  Tele Communications Inc.             5,250,000                68,578,125
CHEMICALS -- 7.53%
  Du Pont (E. I.) de Nemours &
    Company                              900,000                84,937,500
  Hercules Inc.                        1,000,000                43,250,000
  Monsanto Company                       450,000                17,493,750
                                                       -------------------
                                                               145,681,250
CONSTRUCTION -- 0.28%
  Newport News Shipbuilding Inc.         360,000                 5,400,000
CONSUMER PRODUCTS -- 3.87%
  Mattel Inc.                          2,700,000                74,925,000
CRUDE & PETROLEUM -- 0.94%
  Union Pacific Resources Group
    Inc.                                 625,000                18,281,250
DRUGS & MEDICAL PRODUCTS -- 2.80%
  Becton, Dickinson & Company          1,250,000                54,218,750
ENERGY -- 0.98%
  Triton Energy Ltd.                     389,200                18,876,200
ENTERTAINMENT & LEISURE -- 0.62%
  Harrahs Entertainment Inc.             600,000                11,925,000
INSURANCE -- 6.38%
  Ace Ltd.                               400,000                24,050,000
  EXEL Ltd.                            1,600,000                60,600,000
  Transamerica Corporation               204,600                16,163,400
  Travelers Inc.                         500,000                22,687,500
                                                       -------------------
                                                               123,500,900
MACHINERY -- 6.92%
  Caterpillar Inc.                       700,000                52,675,000
  Tenneco Inc.                         1,800,000                81,225,000
                                                       -------------------
                                                               133,900,000
METALS & MINING -- 3.32%
  Freeport McMoRan Copper & Gold
    (Class B)                          2,150,000                64,231,250
MISC. FINANCIAL
  SERVICES -- 11.60%
  American Express Company               400,000                22,600,000
  Countrywide Credit Industries
    Inc.                               1,700,000                48,662,500
  Federal Home Loan Mortgage
    Corporation                          850,000                93,606,250
  Federal National Mortgage
    Association                        1,600,000                59,600,000
                                                       -------------------
                                                               224,468,750
PAPER & FOREST PRODUCTS -- 2.01%
  Champion International
    Corporation                          900,000                38,925,000
PRINTING & PUBLISHING -- 0.81%
  Donnelley R R & Sons Company           500,000                15,687,500

                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT            VALUE
                                 -------------------   -------------------
REAL ESTATE -- 0.77%
  Security Capital Group Inc.
    (A)                                   11,908         $      14,822,840
RESTAURANTS -- 3.51%
  McDonalds Corporation                1,500,000                67,875,000
TECHNOLOGY -- 5.68%
  Intel Corporation                      350,000                45,828,125
  National Semiconductor
    Corporation*                       2,200,000                53,625,000
  Unitrode Corporation*                  360,000                10,575,000
                                                       -------------------
                                                               110,028,125
TRANSPORTATION -- 3.11%
  Union Pacific Corporation            1,000,000                60,125,000
UTILITIES -- 0.13%
  El Paso Natural Gas Company             50,000                 2,525,000
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,181,588,338)                             1,701,500,917
--------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.03%
--------------------------------------------------------------------------
RETAIL -- 0.03%
  Venture Stores                          32,922                   604,942

TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,566,100)                                       604,942
--------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.59%
--------------------------------------------------------------------------
REAL ESTATE -- 0.59%
  Security Capital Group Inc.
    (A) 12.00% due 06/30/14            9,442,819                11,334,984

TOTAL CONVERTIBLE CORPORATE BONDS
(IDENTIFIED COST $9,054,974)                                    11,334,984
--------------------------------------------------------------------------
U.S. TREASURY BONDS -- 0.45%
--------------------------------------------------------------------------
  U.S. Treasury Bond
    6.25% due 08/15/23                 9,300,000                 8,722,005
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $8,673,858)                                     8,722,005
--------------------------------------------------------------------------
U.S. TREASURY NOTES -- 0.66%
--------------------------------------------------------------------------
  U.S. Treasury Note
    7.875% due 04/15/98                8,370,000                 8,585,277
  U.S. Treasury Note
    7.875% due 08/15/01                3,952,500                 4,213,681
                                                       -------------------
                                                                12,798,958

TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $12,356,079)                                   12,798,958
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 8.61%
--------------------------------------------------------------------------
  Beneficial Corporation
    5.48% due 01/22/97                11,000,000                10,964,836
  Ford Motor Credit Company
    5.38% due 01/09/97                60,000,000                59,928,267
  General Motors Acceptance
    Corporation,
    5.52% due 01/27/97                61,055,000                60,811,594
  Household Finance Corporation
    5.32% due 01/06/97                35,000,000                34,974,139
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $166,678,836)                                 166,678,836
--------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT            VALUE
                                 -------------------   -------------------
REPURCHASE AGREEMENT -- 1.61%
--------------------------------------------------------------------------
  State Street Bank & Trust Repurchase
    Agreement, 4.75% due 01/02/97
    Collateral: U.S. Treasury
    Note $31,410,000, 6.25% due
    4/30/01 Value $31,843,866         31,215,000         $      31,215,000
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $31,215,000)                                   31,215,000
--------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,411,133,185)                         $   1,932,855,642
OTHER ASSETS LESS LIABILITIES -- 0.13%                           2,487,839
                                                       -------------------
NET ASSETS 100%                                          $   1,935,343,481
==========================================================================

(*) Non-income producing

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

(A) Restricted securities as of December 31, 1996:

                                                                                                                            % OF
                           DATES OF             PAR/                                                   AGGREGATE            NET
    DESCRIPTION          ACQUISITION           SHARES             UNIT COST       UNIT VALUE      COST          VALUE      ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Security Capital
  Group, Inc.
  12.00%, 6/30/14...      7/1/94-9/15/94     $    8,162,361                $0.94  $    1.20    $ 7,699,650   $ 9,797,947    0.51%
                       12/31/94-12/31/95            271,825                 1.00       1.20        271,825       326,294    0.02
                         7/1/96-11/26/96          1,008,633                 1.07       1.20      1,076,026     1,210,743    0.06
Security Capital
  Group, Inc. Common
  Stock.............     3/7/94-11/26/96             11,908    $777.02-$1,128.06  $1,244.78     10,376,171    14,822,840    0.77
                                                                                               -----------   -----------   ------
                                                                                               $19,423,672   $26,157,824    1.36%
                                                                                                ==========    ==========   ======

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 91.24%         PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
AUSTRALIA -- 4.55%
  Amcor LTD                                  16,500           $       106,101
  Boral LTD                                  22,400                    63,741
  Broken Hill Proprietary                    38,900                   554,080
  CRA LTD                                    13,763                   216,055
  David Jones LTD                            70,000                    97,369
  Lend Lease Corporation                      5,205                   100,947
  Mim Holdings LTD                           56,775                    79,425
  National Australia Bank                    21,000                   247,039
  News Corporation                           48,042                   253,556
  Pacific Dunlop LTD                         29,000                    73,762
  Qantas Airways LTD                         40,164                    67,041
  Santos LTD                                 26,000                   105,397
  Westpac Bank Corporation                   43,000                   244,718
  WMC LTD                                    20,000                   126,063
  Woolworths LTD                             28,000                    67,435
                                                          -------------------
                                                                    2,402,729
BELGIUM -- 2.87%
  Bruxelles Lambert Groupe                      650           $        83,689
  Delhaize Le Lion                            1,300                    77,236
  Electrabel                                  1,120                   265,108
  Fortis AG                                   1,019                   163,477
  Fortis AG (Rts)                                19                         9
  Generale De Banque                            300                   107,557
  Generale De Banque (Wts)*                     300                     4,350
  Kredietbank                                   620                   203,231
  Petrofina SA                                  575                   183,043
  Society General De Belgique                 1,100                    86,329
  Solvay                                        210                   128,571
  Tractebel CAP                                 300                   139,705
  Union Miniere*                              1,100                    74,541
                                                          -------------------
                                                                    1,516,846
CANADA -- 2.53%
  Alcan Aluminum LTD                          2,800           $        94,574
  Bank Montreal Quebec                        2,500                    79,603
  Barrick Gold Corporation                    1,700                    48,729
  BCE Inc.                                    1,600                    77,061
  Canadian National Railway
    Company                                   2,000                    76,097
  Canadian Pacific LTD                        6,500                   171,128
  Hudsons Bay Company                         2,700                    45,154
  Imperial Oil LTD                            2,300                   108,340
  Moore Corporation LTD                       2,500                    51,851
  Noranda Inc.                                2,900                    64,701
  Northern Telecom LTD                        1,200                    74,666
  Nova Corporation Alberta                    4,400                    39,042
  Royal Bank Canada Montreal
    Quebec                                    2,900                   101,870
  Seagram LTD                                 2,500                    99,047
  Thomson Corporation                         6,300                   139,177
  Transcanada Pipelines LTD                   3,800                    66,603
                                                          -------------------
                                                                    1,337,643
FINLAND -- 1.45%
  Merita A LTD*                              26,000           $        80,826
  Nokia (Ab) Oy                               6,400                   371,200
  Outokumpu Oy                                4,200                    71,674
  Pohjola                                     1,400                    31,500
  Sampo Vakuutusosak                            900                    71,022
  Upm Kymmene Oy                              6,700                   140,554
                                                          -------------------
                                                                      766,776

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
FRANCE -- 9.46%
  Accor                                       1,324           $       167,653
  Alcatel Alsthom                             1,876                   150,702
  Axa                                           800                    50,882
  Banque National Paris                       6,800                   263,167
  Cep Communications                            400                    28,255
  Cep Communications (Wts)*                     400                       459
  Cie Bancaire                                1,487                   175,970
  Cie De St Gobain                            2,289                   323,817
  Cie De Suez                                 3,082                   131,038
  Colas                                         300                    43,365
  Credit Local de France                      2,859                   249,064
  Danone                                        700                    97,543
  Generale Des Eaux                           3,369                   417,513
  L'Oreal                                       200                    75,320
  Lafarge Coppee SA                           1,500                    89,997
  LVMH Moet Hennessy                          1,440                   402,151
  Michelin*                                   3,828                   206,654
  Pechiney                                    2,959                   123,983
  Peugeot SA*                                 3,025                   340,484
  Rhone Poulenc SA                            7,000                   238,662
  Seita                                       3,000                   125,470
  Societe Generale                            2,655                   287,068
  Society Elf Aquitaine                       3,020                   274,905
  Total SA                                    4,727                   384,464
  UAP                                         5,304                   134,427
  Usinor Sacilor                             14,200                   206,630
                                                          -------------------
                                                                    4,989,643
GERMANY -- 6.99%
  Allianz AG Holdings                           188           $       342,085
  BASF AG                                     4,800                   184,913
  Bayer AG                                    6,550                   267,312
  Bayer Motoren Werk                            300                   209,189
  Commerzbank AG                              5,000                   127,047
  Daimler Benz AG*                            2,750                   189,433
  Deutsche Bank AG                            5,300                   247,641
  Deutsche Telekom                            8,050                   169,757
  Hochtief AG                                 1,500                    59,462
  Hoechst AG                                  2,300                   108,662
  Manitoba AG                                   400                    96,959
  Mannesmann AG                                 470                   203,724
  Metro AG                                    1,680                   135,378
  Muenchener Ruckvers                            93                   232,379
  Preussag AG                                   650                   147,209
  RWE AG                                      3,500                   148,297
  Schering AG                                 2,300                   194,158
  Siemens AG                                  1,700                    80,095
  Thyssen AG                                    900                   159,670
  Veba AG                                     4,100                   237,133
  Volkswagen AG                                 350                   145,568
                                                          -------------------
                                                                    3,686,071
HONG KONG -- 1.39%
  Cheung Kong Holdings                        7,000           $        62,221
  China Light & Power                        15,000                    66,714
  Guoco Group                                10,000                    55,983
  Hang Seng Bank                              7,000                    85,074
  Hong Kong Telecommunications               28,000                    45,071
  Hutchison Whampoa                          17,000                   133,525
  New World Development Company              12,000                    81,065
  Sun Hung Kai Properties                     4,000                    49,001
  Swire Pacific                               9,000                    85,817
  Wharf Holdings                             14,000                    69,869
                                                          -------------------
                                                                      734,340

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
IRELAND -- 0.14%
  Smurfit Jefferson                          26,000           $        75,056
ITALY -- 2.68%
  Assic Generali                              8,470           $       160,522
  Danieli Di Risp                             7,000                    29,301
  Edison                                      8,000                    50,626
  Eni (ADR)                                   3,300                   170,363
  Eni SPA                                    19,000                    97,505
  IMI                                        20,000                   171,391
  INA                                        38,000                    49,498
  Italgas                                    10,000                    41,760
  Mediobanca SPA                              4,000                    21,582
  Montedison SPA*                           216,580                   147,623
  Rinascente                                  8,000                    46,407
  Rinascente (Wts)*                             400                       176
  Rinascente Louisiana                       10,000                    25,577
  SAI Di Risp                                10,000                    35,564
  Telecom Italia Di Risp                    103,000                   200,976
  Telecom Italia Mobile Di Risp             115,000                   164,123
                                                          -------------------
                                                                    1,412,994
JAPAN -- 24.86%
  Amada Company                              23,000           $       178,741
  Asahi Glass Company                        28,000                   263,535
  Bank of Tokyo Mits                         21,600                   401,002
  Canon Inc.                                 20,000                   442,103
  Canon Sales Company Inc.                    7,700                   171,540
  Citizen Watch Company                      23,000                   164,839
  Dai Nippon Printing                        21,000                   368,103
  Daiichi Pharm Company                      16,000                   256,973
  Daikin Kogyo                               24,000                   213,453
  Daiwa House Industries                     11,000                   141,525
  Fanuc                                       9,000                   288,317
  Fujitsu                                    13,000                   121,233
  Hitachi                                    47,000                   438,304
  Honda Motor Company                         6,000                   171,488
  Inax Corporation                           28,000                   207,443
  Isetan Company                              7,000                    90,666
  Ito Yokado Company                          8,000                   348,156
  Kaneka Corporation                         13,000                    66,566
  Keio Teito Electric Railway                24,000                   117,296
  Kintetsu                                   28,000                   174,804
  Kirin Brewery Company                      24,000                   236,249
  Kokuyo Company                              5,000                   123,478
  Kuraray Company                            20,000                   184,785
  Kyocera Corporation                         2,000                   124,687
  Maeda Road Construction                     4,000                    46,283
  Matsushita Electric Industrial
    Indiana                                  38,000                   620,154
  Mitsubishi Paper                           29,000                   113,436
  NGK                                        38,000                   360,936
  Nintendo Company                            1,700                   121,691
  Nippon Denso                               16,000                   385,459
  Nippon Meat Packer                         15,000                   194,284
  Nippon Steel Corporation                   22,000                    64,968
  Okumura Corporation                        24,000                   145,894
  Osaka Gas Company                          91,000                   249,089
  Sankyo Company                             17,000                   481,478
  Sanwa Bank                                 12,000                   163,716
  Secom Company                               5,000                   302,651
  Seino Transportation                        7,000                    77,368
  Sekisui House                              45,000                   458,510
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Shinmaywa Industries                       21,000           $       154,676
  Sony Corporation                            6,600                   432,553
  Sumitomo Bank                              24,000                   346,084
  Sumitomo Electric Industries               19,000                   265,780
  Takeda Chemical Industries                 17,000                   356,705
  TDK Corporation                             4,000                   260,772
  Tokio Marine & Fire                        20,000                   188,239
  Tokyo Electric Power                       10,400                   228,098
  Tokyo Steel Manufacturing                  16,600                   236,508
  Tonen Corporation                          17,000                   198,169
  Toray Industries Inc.                      92,000                   567,999
  Toshiba Corporation                        53,000                   333,166
  Toyo Suisan Kaisha                         12,000                   120,197
  Toyota Motor Corporation                    6,000                   172,524
  Yamazaki Baking Company                    11,000                   175,719
                                                          -------------------
                                                                   13,118,392
MALAYSIA -- 1.14%
  Hume Industries                            11,000           $        69,253
  Kuala Lumpur Kepong                        20,000                    50,683
  Land & General                             16,000                    38,329
  Malayan Bank Berhad                         4,000                    44,348
  Malaysia International Shipping            11,000                    32,667
  Nestle Malay Berhad                         2,000                    16,076
  Public Bank Berhad                         20,000                    42,368
  Resorts World Berhad                       10,000                    45,535
  Sime Darby Berhad                          18,000                    70,917
  Telekom Malaysia                            7,000                    62,364
  Tenaga Nasional                            22,000                   105,405
  YTL Corporation                             4,000                    21,540
                                                          -------------------
                                                                      599,485
NETHERLANDS -- 5.71%
  Abn Amro Holdings                           3,826           $       249,083
  Akzo Nobel                                    600                    82,016
  DSM                                           900                    88,827
  Ing NTFL                                   10,602                   381,954
  Klm                                         2,200                    61,929
  Kon Hoogovens & Staalf                      1,800                    75,065
  KPN                                         6,729                   256,844
  Philips Electronic                          3,000                   121,633
  Royal Dutch Petroleum                       5,950                 1,043,878
  Unilever                                    2,170                   384,102
  Vendex International                        3,821                   163,552
  Ver Ned Uitgevers                           4,900                   102,456
                                                          -------------------
                                                                    3,011,339
NEW ZEALAND -- 3.05%
  Brierley Investment LTD                   288,000           $       266,723
  Carter Holt Harvey                         99,000                   224,666
  Fletcher Challenge Building
    Division                                 33,250                   102,253
  Fletcher Challenge Energy
    Division                                 36,250                   105,073
  Fletcher Challenge Forest
    Division                                 62,398                   104,548
  Fletcher Challenge Paper
    Division                                 65,500                   134,751
  Telecom Corporation of New
    Zealand                                 116,000                   592,096
  Telecom Corporation of New
    Zealand (ADR)                             1,000                    81,000
                                                          -------------------
                                                                    1,611,110
SINGAPORE -- 0.05%
  Jardine Matheson                            4,400           $        29,040

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
SPAIN -- 3.31%
  Acerinox SA                                   500           $        72,251
  Banco Bilbao Vizcaya                        2,300                   124,190
  Banco Central Hispanoamericano              2,370                    60,881
  Banco Intercontinental                        300                    46,516
  Banco Popular                                 580                   113,923
  Banco Santander SA                          2,500                   160,023
  Corporacion Mapfre                          1,100                    67,021
  Empresa Nac Electricid                      2,900                   206,401
  Fomento De Construcciones Y
    Contra                                      900                    83,882
  Gas Natural SDG SA                            300                    69,786
  Iberdrola SA                               13,900                   197,004
  Repsol SA                                   3,300                   126,586
  Repsol SA (ADR)                             1,000                    38,125
  Sevillana De Electricidad                   5,501                    62,499
  Telefonica De Espana                        9,700                   225,269
  Vallehermoso SA                             2,500                    54,208
  Viscofan Envoltura                          2,500                    36,588
                                                          -------------------
                                                                    1,745,153
SWITZERLAND -- 1.70%
  ABB AG Series A                                50           $        62,196
  CS Holding                                    500                    51,363
  Nestle SA                                     244                   261,956
  Novartis AG                                   187                   214,173
  Roche Holdings AG                              20                   155,622
  Schweizerische Bankgesellschaft                61                    53,458
  Societe General Surveillance
    Holding                                      13                    31,954
  Zurich Verischerung                           237                    65,868
                                                          -------------------
                                                                      896,590
UNITED KINGDOM -- 19.36%
  Abbey National                             12,000           $       157,067
  Bank Of Scotland                           20,000                   105,534
  Bass                                        7,500                   105,619
  BAT Industries                             46,200                   383,087
  Booker                                     13,000                    88,641
  British Energy                            100,000                   250,128
  British Gas                                94,000                   360,733
  British Petroleum                          44,739                   536,531
  British Steel                              79,000                   216,550
  British Telecom                            89,000                   602,279
  Charter                                    10,940                   139,069
  Coats Viyella                              47,900                   109,964
  FKI                                        43,500                   151,285
  General Electric                           90,900                   596,449
  Glaxo Holdings                             14,200                   231,112
  Grand Metropolitan                         59,000                   462,943
  Guinness                                   44,600                   350,718
  Hanson                                     83,200                   116,882
  Hillsdown Holdings                         65,000                   222,717
  House of Fraser                            78,000                   203,118
  HSBC Holdings                              15,500                   346,539
  Imperial Chemical Industries                4,000                    52,733
  Legal & General                            33,500                   213,787
  Lloyds TSB Group                           77,264                   570,512
  Marks & Spencer                            36,500                   307,658
  Mirror Group PLC                           32,000                   117,869
  National Power                             22,000                   183,930
  National Westminster Bank                  12,700                   149,258
  Northern Foods                             38,000                   131,506
  Peninsular and Oriental Steam              36,500                   369,565

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Reckitt & Colman                            5,700           $        70,603
  Redland                                    12,500                    79,022
  RJB Mining                                 30,000                   219,354
  Royal Sun Alliance                         22,005                   167,950
  Rtz Corporation                            15,100                   242,655
  Sainsbury J                                31,000                   205,534
  Scottish Hydro                             25,400                   142,296
  Sears                                      85,000                   136,885
  Sedgwick Group                             59,000                   132,414
  Smithkline Beecham                         18,000                   249,169
  TESCO                                      25,000                   151,619
  Thames Water                               19,000                   198,886
  Unilever                                    9,300                   225,450
  Vodafone Group                             20,300                    85,902
  Yorkshire Water                             6,000                    72,469
                                                          -------------------
                                                                   10,213,991

TOTAL COMMON STOCKS
(IDENTIFIED COST $44,982,418)                                 $    48,147,198
-----------------------------------------------------------------------------
PREFERRED STOCK -- 0.56%
-----------------------------------------------------------------------------
AUSTRALIA -- 0.09%
  News Corporation                           10,000           $        44,512
GERMANY -- 0.20%
  Henkel Kgaa                                 2,100           $       105,491
ITALY -- 0.27%
  Fiat SPA                                   86,000           $       142,011

TOTAL PREFERRED STOCK
(IDENTIFIED COST $302,839)                                    $       292,014
-----------------------------------------------------------------------------
COMMERCIAL PAPER -- 8.27%
-----------------------------------------------------------------------------
  Bell Atlantic Financial Services
    5.75% due 01/09/97                    1,000,000           $       998,722
  Bell Atlantic Network Funding
    5.80% due 01/09/97                    1,000,000                   998,711
  Browning Ferris Industries Inc.
    6.40% due 01/02/97                    1,343,000                 1,342,761
  Duracell
    6.75% due 01/02/97                    1,025,000                 1,024,808
                                                          -------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $4,365,002)                                  $     4,365,002
-----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $49,650,259)                                 $    52,804,214
OTHER ASSETS LESS LIABILITIES -- (0.07)%                              (35,913)
                                                          -------------------
NET ASSETS 100%                                               $    52,768,301
=============================================================================

(*) Non-income Producing
(Rts) Rights
(Wts) Warrants
ADR American Depository Receipts
These abbreviations signify incorporation:
AG Aktien Gesellschaft
LTD Limited
SA Societe Anonyme

SPA Societa Per Azoine

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

   CORPORATE BONDS, CONVERTIBLE
        SECURITIES & COMMON         NUMBER OF SHARES OR
         STOCKS -- 86.51%            PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
ADVERTISING -- 0.45%
  Universal Outdoor Inc.
    9.75% due 10/15/06                  $   150,000           $       154,875
AEROSPACE -- 0.65%
  Rohr Inc.
    11.625% due 05/15/03                    200,000                   223,000
BASIC INDUSTRIES -- 1.35%
  Maxxam Group Inc.
    11.25% due 08/01/03                     200,000                   205,000
  Unifrax Investment Corporation
    10.50% due 11/01/03                     250,000                   258,438
                                                          -------------------
                                                                      463,438
BROADCASTING -- 9.73%
  Brooks Fiber Properties Inc.
    Zero Coupon due 11/01/06                600,000                   382,500
  Comcast UK Cable LP
    Zero Coupon due 11/15/07                550,000                   388,437
  Kabelmedia Holding
    Zero Coupon due 08/01/06                350,000                   195,125
  Phonetel Technologies Inc.
    12.00% due 12/15/06                     250,000                   258,750
  Rogers Communications Inc.
    Zero Coupon due 05/20/13                250,000                    96,875
  Rogers Communications Inc.
    9.125% due 01/15/06                     100,000                    98,750
  Rogers Communications Inc.
    10.875% due 04/15/04                    300,000                   315,000
  Sprint Spectrum LP
    Zero Coupon due 08/15/06                650,000                   440,375
  Sprint Spectrum LP
    11.00% due 08/15/06                     400,000                   433,000
  Telewest PLC
    Zero Coupon due 10/01/07                400,000                   278,000
  Telewest PLC
    9.625% due 10/01/06                     450,000                   461,250
                                                          -------------------
                                                                    3,348,062
CABLE -- 3.76%
  Cablevision Systems Corporation
    9.25% due 11/01/05                      300,000                   296,250
  Century Communications
    Corporation,
    9.50% due 03/01/05                      500,000                   512,500
  Lodgenet Entertainment
    Corporation,
    10.25% due 12/15/06                     350,000                   350,000
  TCI Communications Inc.
    6.875% due 02/15/06                     150,000                   135,510
                                                          -------------------
                                                                    1,294,260
CHEMICALS -- 5.85%
  Freedom Chemical Company
    10.625% due 10/15/06                    400,000                   417,000
  General Chemical Corporation
    9.25% due 08/15/03                      100,000                   102,500
  Pioneer Americas Acquisition
    Corporation, 13.375% due
    04/01/05                                400,000                   457,000
  Rexene Corporation
    11.75% due 12/01/04                     250,000                   280,312
  Terra Industries Inc.
    10.50% due 06/15/05                     150,000                   163,313
  Texas Petrochemical Corporation
    11.125% due 07/01/06                    550,000                   591,250
                                                          -------------------
                                                                    2,011,375
CONSUMER DURABLES -- 0.96%
  Samsonite Corporation
    11.125% due 07/15/05                    300,000                   329,250

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
CONSUMER NON-DURABLES -- 5.63%
  Brown Group Inc.
    9.50% due 10/15/06                  $   450,000           $       453,109
  E & S Holdings Corporation
    10.375% due 10/01/06                    600,000                   627,000
  Herff Jones Inc.
    11.00% due 08/15/05                     350,000                   377,125
  Speedy Muffler King Inc.
    10.875% due 10/01/06                    450,000                   481,500
                                                          -------------------
                                                                    1,938,734
CONSUMER SERVICES -- 0.45%
  Safelite Glass Corporation
    9.875% due 12/15/06                     150,000                   154,125
CONTAINERS -- 1.37%
  MVE Inc.
    12.50% due 02/15/02                     350,000                   367,500
  Plastic Containers Inc.
    10.00% due 12/15/06                     100,000                   103,250
                                                          -------------------
                                                                      470,750
ENERGY -- 5.73%
  Clark USA Inc.
    10.875% due 12/01/05                    350,000                   363,125
  Kelley Oil & Gas Corporation
    10.375% due 10/15/06                    350,000                   363,125
  Maxus Energy Corporation
    9.375% due 11/01/03                     500,000                   508,750
  Mesa Operating Company
    10.625% due 07/01/06                    450,000                   489,375
  USX Marathon Group, Convertible
    Debt, Zero Coupon due 08/09/05           12,000                     5,610
  YPF Sociedad Anonima
    8.00% due 02/15/04                      250,000                   240,625
                                                          -------------------
                                                                    1,970,610
ENTERTAINMENT & LEISURE -- 1.99%
  AMF Group Inc.
    10.875% due 03/15/06                    500,000                   527,500
  Cobblestone Golf Group Inc.
    11.50% due 06/01/03                     150,000                   156,375
                                                          -------------------
                                                                      683,875
FINANCE -- 1.45%
  First Nationwide Escrow
    Corporation,
    10.625% due 10/01/03                    100,000                   107,750
  Homeside Inc.
    11.25% due 05/15/03                     350,000                   391,563
                                                          -------------------
                                                                      499,313
FOOD & BEVERAGES & TOBACCO -- 0.78%
  Cott Corporation
    9.375% due 07/01/05                      50,000                    51,500
  Keebler Corporation
    10.75% due 07/01/06                     200,000                   216,000
                                                          -------------------
                                                                      267,500
GAMING -- 1.95%
  Casino Magic Corporation
    11.50% due 10/15/01                     250,000                   225,000
  Harrahs Jazz (a)
    14.25% due 11/15/01                     100,000                    49,250
  Trump Atlantic City Associates
    11.25% due 05/01/06                     400,000                   395,000
                                                          -------------------
                                                                      669,250

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
HEALTH CARE -- 5.04%
  Dade International Inc.
    11.125% due 05/01/06                $   350,000           $       378,000
  Mariner Health Group Inc.
    9.50% due 04/01/06                      200,000                   195,000
  Maxxim Medical Inc.
    10.50% due 08/01/06                     500,000                   522,500
  Mediq Inc.
    7.50% due 07/15/03                      425,000                   376,125
  Quest Diagnostics Inc.
    10.75% due 12/15/06                     250,000                   262,500
                                                          -------------------
                                                                    1,734,125
HOTELS & RESTAURANTS -- 3.09%
  Foodmaker Corporation
    9.75% due 11/01/03                      250,000                   242,813
  H M H Properties Inc.
    9.50% due 05/15/05                      450,000                   469,125
  Hammon John Q. Hotels
    8.875% due 02/15/04                     250,000                   246,875
  Wyndham Hotel Corporation
    10.50% due 05/15/06                     100,000                   106,000
                                                          -------------------
                                                                    1,064,813
MACHINERY -- 1.07%
  Mettler Toledo Inc.
    9.75% due 10/01/06                      350,000                   368,375
MANUFACTURING -- 0.43%
  Materials Corporation America
    8.625% due 12/15/06                     150,000                   149,625
METALS & MINING -- 8.60%
  AK Steel Corporation
    9.125% due 12/15/06                     250,000                   256,875
  Euramax International
    11.25% due 10/01/06                     250,000                   258,750
  Kaiser Aluminum & Chemical
    Corporation,
    10.875% due 10/15/06                    250,000                   264,062
  Kaiser Aluminum & Chemical
    Corporation,
    12.75% due 02/01/03                     300,000                   320,625
  Oregon Steel Mills Inc.
    11.00% due 06/15/03                     600,000                   634,500
  United States Can Corporation
    10.125% due 10/15/06                    450,000                   472,500
  WCI Steel Inc.
    10.00% due 12/01/04                     500,000                   506,250
  Wheeling Pittsburgh Corporation
    9.375% due 11/15/03                 $   250,000                   246,250
                                                          -------------------
                                                                    2,959,812
PAGING SERVICES -- 1.91%
  Pagemart Nationwide Inc.                      875                     9,844
  Paging Network Inc.
    8.875% due 02/01/06                 $   300,000                   286,500
  Paging Network Inc.
    10.125% due 08/01/07                    100,000                   101,750
  Printpack Inc.
    10.625% due 08/15/06                    250,000                   260,625
                                                          -------------------
                                                                      658,719
PAPER & FOREST PRODUCTS -- 3.92%
  Crown Paper Company
    11.00% due 09/01/05                     450,000                   421,875
  Riverwood International
    Corporation,
    10.25% due 04/01/06                     400,000                   392,000
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  SD Warren Company
    12.00% due 12/15/04                 $   300,000           $       324,375
  Stone Container Corporation
    10.75% due 10/01/02                     200,000                   210,500
                                                          -------------------
                                                                    1,348,750
PAPER PRODUCTS -- 1.22%
  Four M Corporation
    12.00% due 06/01/06                     400,000                   421,000
RETAIL -- 7.24%
  Ann Taylor Inc.
    8.75% due 06/15/00                      200,000                   195,750
  Brunos Inc.
    10.50% due 08/01/05                     250,000                   264,375
  Cole National Group Inc.
    9.875% due 12/31/06                     500,000                   515,000
  Corporate Express Inc.
    9.125% due 03/15/04                     350,000                   356,562
  Penn Traffic Company
    11.50% due 04/15/06                     150,000                   131,625
  Ralphs Grocery Company
    10.45% due 06/15/04                     500,000                   531,250
  Smiths Food & Drug
    11.25% due 05/15/07                     450,000                   498,375
                                                          -------------------
                                                                    2,492,937
TELECOMMUNICATIONS -- 7.07%
  American Communications Services
    Inc.,
    Zero Coupon due 11/01/05            $   400,000                   238,000
  American Communications Services
    Inc. (Wts)*                                 300                    28,200
  Echostar Communications
    Corporation,
    Zero Coupon due 06/01/04            $   500,000                   415,000
  ICG Holdings Inc.
    Zero Coupon due 05/01/06                300,000                   195,750
  Jacor Communications Company
    9.75% due 12/15/06                      250,000                   256,875
  MFS Communications Inc.
    Zero Coupon due 01/15/06                300,000                   218,250
  Teleport Communications Group
    Zero Coupon due 07/01/07                800,000                   551,000
  Teleport Communications Group
    9.875% due 07/01/06                     500,000                   531,250
                                                          -------------------
                                                                    2,434,325
TEXTILES -- 1.49%
  Carter William Company
    10.375% due 12/01/06                    500,000                   512,500
UTILITIES -- 1.34%
  Ferrellgas Partners LP
    9.375% due 06/15/06                     300,000                   303,000
  Midland Funding Corporation I
    10.33% due 07/23/02                     147,405                   157,540
                                                          -------------------
                                                                      460,540
WASTE MANAGEMENT -- 1.99%
  Allied Waste North America Inc.
    10.25% due 12/01/06                     650,000                   684,125
TOTAL CORPORATE BONDS, CONVERTIBLE
SECURITIES & COMMON STOCKS
(IDENTIFIED COST $28,744,123)                                      29,768,063
-----------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
U.S. TREASURY BILLS -- 1.16%
-----------------------------------------------------------------------------
  U.S. Treasury Bill
    4.727% due 01/02/97                 $   200,000           $       199,973
  U.S. Treasury Bill
    4.90% due 01/02/97                      200,000                   199,973
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $399,947)                                            399,946
-----------------------------------------------------------------------------
FOREIGN BONDS -- 5.73%
-----------------------------------------------------------------------------
BASIC INDUSTRIES -- 2.11%
  Cemex S A
    12.75% due 07/15/06                     650,000                   726,375
BROADCASTING -- 1.24%
  Grupo Televisa S A
    11.375% due 05/15/03                    400,000                   428,000
GOVERNMENT BOND -- 1.21%
  Mexico United Mexican States
    9.75% due 02/06/01                      400,000                   414,500
TRANSPORTATION -- 1.17%
  Transportacion Maritima Mexica
    10.00% due 11/15/06                     400,000                   403,500
TOTAL FOREIGN BONDS
(IDENTIFIED COST $1,907,727)                                        1,972,375
-----------------------------------------------------------------------------
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
PREFERRED STOCK -- 0.89%
-----------------------------------------------------------------------------
DRUGS & MEDICAL PRODUCTS -- 0.89%
  Fresenius Med Care Capital Trust              300           $       306,750
TOTAL PREFERRED STOCK
(IDENTIFIED COST $301,500)                                            306,750
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.75%
-----------------------------------------------------------------------------
  State Street Bank & Trust Repurchase
  Agreement, 4.00% due 01/02/97
  Collateral: U.S. Treasury Note
  $1,315,000, 5.625% due 11/30/98
  Value $1,316,373                        1,290,000                 1,290,000
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,290,000)                                        1,290,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $32,643,297)                                 $    33,737,134
OTHER ASSETS LESS LIABILITIES -- 1.96%                                673,974
                                                          -------------------
NET ASSETS 100%                                               $    34,411,108
=============================================================================

(*) Non-income producing
(a) In bankruptcy; Portfolio ceased accrual of interest.

(Wts) Warrants

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                                           INTERNATIONAL   HIGH-YIELD
                                               EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                            ------------   ------------   --------------   -------------   -----------
                 ASSETS:
Investments, at value.....................  $319,688,440   $192,788,955   $1,932,855,642    $ 52,804,214   $33,737,134
Foreign currency at value
  (cost-$236,255).........................            --             --               --         242,411            --
Cash......................................         2,674          2,802              109           1,492         3,112
Receivable for foreign currency sold
  (net)...................................            --             --               --         183,103            --
Receivable for investments sold...........            --        249,169        6,938,074              --            --
Receivable for fund shares sold...........       646,367        163,224        2,022,043          82,773        91,156
Dividends receivable......................       246,068        643,524        1,526,132         143,480            --
Interest receivable.......................           721            122        1,052,195              --       666,475
                                            ------------   ------------   --------------     -----------   -----------
          Total assets....................   320,584,270    193,847,796    1,944,394,195      53,457,473    34,497,877
                                            ------------   ------------   --------------     -----------   -----------
               LIABILITIES:
Payable for investments purchased.........     5,358,652        846,596        7,250,312         592,438            --
Payable for fund shares redeemed..........        86,143        145,104          465,188          24,637        57,211
Investment advisory fee payable...........       208,310        127,798        1,192,285          36,169        20,092
Other accrued expenses....................        24,233         24,479          142,929          35,928         9,466
                                            ------------   ------------   --------------     -----------   -----------
          Total liabilities...............     5,677,338      1,143,977        9,050,714         689,172        86,769
                                            ------------   ------------   --------------     -----------   -----------
NET ASSETS:
Accumulated paid-in capital...............   226,820,689    163,574,002    1,292,557,092      47,305,614    32,975,567
Accumulated undistributed net investment
  income..................................     4,530,803      2,394,864       34,357,920         475,333            --
Accumulated undistributed net realized
  gain (loss) on investments..............    12,618,168     28,785,351       86,706,012       1,649,700       341,705
Net unrealized appreciation (depreciation)
  on investments and translation of
  foreign currencies denominated
  amounts.................................    70,937,272     (2,050,398)     521,722,457       3,337,654     1,093,837
                                            ------------   ------------   --------------     -----------   -----------
          Total Net Assets................  $314,906,932   $192,703,819   $1,935,343,481    $ 52,768,301   $34,411,108
                                            ============   ============   ==============     ===========   ===========
Fund shares outstanding...................    10,912,024      9,529,671       56,400,378       8,715,254     6,249,987
                                            ------------   ------------   --------------     -----------   -----------
Net asset value per share.................        $28.86         $20.22           $34.31           $6.05         $5.51
                                            ============   ============   ==============     ===========   ===========
INVESTMENTS AT COST.......................  $248,751,168   $194,839,353   $1,411,133,185    $ 49,650,259   $32,643,297

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                            INTERNATIONAL    HIGH-YIELD
                                                 EQUITY       SMALL CAP       MANAGED          GROWTH           BOND
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                               ----------    -----------    ------------    -------------    ----------
INVESTMENT INCOME:
     Dividends................................ $4,249,709    $ 2,501,418    $ 31,939,901     $    819,842*   $       --
     Interest.................................  2,183,675      1,407,349      14,249,437          143,453     2,257,800
                                               -----------   -----------    ------------       ----------    ----------
          Total...............................  6,433,384      3,908,767      46,189,338          963,295     2,257,800
                                               -----------   -----------    ------------       ----------    ----------
OPERATING EXPENSES:
     Investment advisory fee..................  1,743,990      1,316,050      11,086,850          303,177       143,878
     Custodian and fund accounting fees.......     76,326         82,683         218,756          164,944        58,262
     Reports and notices to shareholders......     56,231         52,197         433,061            7,516         5,969
     Trustees' fees and expenses..............     14,855         12,953          54,458            8,949         8,532
     Audit and legal fees.....................     19,598         17,802          75,522           12,963        12,410
     Miscellaneous............................     (8,419)        10,323         (37,257)          (3,702)       (3,795)
                                               -----------   -----------    ------------       ----------    ----------
          Total operating expenses............  1,902,581      1,492,008      11,831,390          493,847       225,256
          Less: expense reimbursement.........         --             --              --               --       (21,526)
                                               -----------   -----------    ------------       ----------    ----------
          Total operating expense, net of
            reimbursement.....................  1,902,581      1,492,008      11,831,390          493,847       203,730
                                               -----------   -----------    ------------       ----------    ----------
            NET INVESTMENT INCOME.............  4,530,803      2,416,759      34,357,948          469,448     2,054,070
                                               -----------   -----------    ------------       ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET:
     Net realized gain on security
       transactions........................... 12,678,406     28,896,623      86,738,070        1,045,447       364,910
     Net realized gain of foreign currency
       transactions...........................         --             --              --          784,826            --
     Net realized (loss) on futures
       transactions...........................         --           (900)             --               --       (22,678)
                                               -----------   -----------    ------------       ----------    ----------
     Net realized gain on investments......... 12,678,406     28,895,723      86,738,070        1,830,273       342,232
     Net change in unrealized gain (loss) on
       investments and translation of foreign
       currencies denominated amounts......... 34,566,579    (12,857,423)    213,973,719        2,175,265       789,178
                                               -----------   -----------    ------------       ----------    ----------
          Net realized and unrealized gain
            (loss) on investments............. 47,244,985     16,038,300     300,711,789        4,005,538     1,131,410
                                               -----------   -----------    ------------       ----------    ----------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS................... $51,775,788   $18,455,059    $335,069,737     $  4,474,986    $3,185,480
                                               ===========   ===========    ============       ==========    ==========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

* Net of foreign taxes withheld of $128,202.

                      (This page intentionally left blank)

                         ENTERPRISE ACCUMULATION TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        EQUITY PORTFOLIO                 SMALL CAP PORTFOLIO
                                                  -----------------------------     -----------------------------
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      1996             1995             1996             1995
                                                  ------------     ------------     ------------     ------------
OPERATIONS:
  Net investment income.........................  $  4,530,803     $  2,428,089     $  2,416,759     $  2,814,727
  Net realized gain (loss) on investments.......    12,678,406        6,085,294       28,896,623        5,376,891
  Net realized (loss) on futures................            --               --             (900)         (22,493)
  Net change in unrealized gain (loss) on
     investments................................    34,566,579       30,328,567      (12,857,423)       9,411,583
                                                  ------------     ------------     ------------     ------------
     Net increase in net assets resulting from
       operations...............................    51,775,788       38,841,950       18,455,059       17,580,708
                                                  ------------     ------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.........................      (983,203)      (2,889,772)      (1,108,977)      (3,411,512)
  Net realized gains............................    (3,099,385)      (5,969,884)      (2,010,186)      (6,433,570)
                                                  ------------     ------------     ------------     ------------
       Total dividends and distributions to
          shareholders..........................    (4,082,588)      (8,859,656)      (3,119,163)      (9,845,082)
                                                  ------------     ------------     ------------     ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from sales.......................   141,947,982       62,629,132       53,086,228       44,205,647
  Reinvestment of dividends and distributions...     4,082,588        8,859,656        3,119,163        9,845,082
  Cost of shares redeemed.......................   (46,779,501)     (22,091,871)     (44,898,602)     (40,604,991)
                                                  ------------     ------------     ------------     ------------
Net increase in net assets from fund share
  transactions..................................    99,251,069       49,396,917       11,306,789       13,445,738
                                                  ------------     ------------     ------------     ------------
       Total increase in net assets.............   146,944,269       79,379,211       26,642,685       21,181,364
NET ASSETS:
  Beginning of year.............................   167,962,663       88,583,452      166,061,134      144,879,770
                                                  ------------     ------------     ------------     ------------
  End of year...................................  $314,906,932     $167,962,663     $192,703,819     $166,061,134
                                                  ============     ============     ============     ============
SHARES ISSUED AND REDEEMED:
  Issued........................................     5,377,143        2,917,293        2,712,554        2,482,444
  Issued in reinvestment of dividends and
     distributions..............................       141,462          427,111          154,261          562,375
  Redeemed......................................    (1,801,187)      (1,033,626)      (2,320,780)      (2,310,588)
                                                  ------------     ------------     ------------     ------------
     Net increase...............................     3,717,418        2,310,778          546,035          734,231
                                                  ============     ============     ============     ============

                See accompanying notes to financial statements.

                                                INTERNATIONAL GROWTH
              MANAGED PORTFOLIO                       PORTFOLIO                 HIGH-YIELD BOND PORTFOLIO
      ---------------------------------     -----------------------------     -----------------------------
        YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
           1996               1995              1996             1995             1996             1995
      --------------     --------------     ------------     ------------     ------------     ------------
      $   34,357,948     $   17,600,171     $    469,448     $    130,728     $  2,054,070          703,962
          86,738,070         41,673,988        1,830,273          791,046          364,910           88,147
                  --                 --               --               --          (22,678)              --
         213,973,719        289,371,401        2,175,265        1,149,623          789,178          307,380
      --------------     --------------      -----------      -----------     ------------     ------------
         335,069,737        348,645,560        4,474,986        2,071,397        3,185,480        1,099,489
      --------------     --------------      -----------      -----------     ------------     ------------
          (3,366,114)       (28,468,170)              --         (132,550)      (2,054,070)        (703,962)
         (15,402,221)       (52,222,032)        (190,139)        (775,819)         (33,884)         (51,705)
      --------------     --------------      -----------      -----------     ------------     ------------
         (18,768,335)       (80,690,202)        (190,139)        (908,369)      (2,087,954)        (755,667)
      --------------     --------------      -----------      -----------     ------------     ------------
         602,776,605        369,378,051       36,234,262       18,493,638       22,145,776       16,124,613
          18,768,335         80,690,202          190,139          908,369        2,087,926          755,667
        (267,220,838)      (142,557,183)      (6,539,162)      (5,213,592)      (6,143,188)      (3,422,241)
      --------------     --------------      -----------      -----------     ------------     ------------
         354,324,102        307,511,070       29,885,239       14,188,415       18,090,514       13,458,039
      --------------     --------------      -----------      -----------     ------------     ------------
         670,625,504        575,466,428       34,170,086       15,351,443       19,188,040       13,801,861
       1,264,717,977        689,251,549       18,598,215        3,246,772       15,223,069        1,421,208
      --------------     --------------      -----------      -----------     ------------     ------------
      $1,935,343,481     $1,264,717,977     $ 52,768,301     $ 18,598,215     $ 34,411,109     $ 15,223,069
      ==============     ==============      ===========      ===========     ============     ============
          19,459,858         14,304,013        6,375,789        3,624,156        4,149,703        3,082,804
             547,022          3,287,658           32,357          167,698          389,665          143,495
          (8,684,392)        (5,611,704)      (1,143,764)        (996,098)      (1,154,032)        (647,136)
      --------------     --------------      -----------      -----------     ------------     ------------
          11,322,488         11,979,967        5,264,382        2,795,756        3,385,336        2,579,163
      ==============     ==============      ===========      ===========     ============     ============

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                          1996         1995        1994        1993        1992
                                                        --------     --------     -------     -------     -------
Net asset value, beginning of year....................  $  23.35     $  18.14     $ 17.95     $ 17.23     $ 15.24
                                                        --------     --------     -------     -------     -------
Income from investment operations:
  Net investment income...............................      0.37         0.33        0.28        0.18        0.17
  Net realized and unrealized gain on investments.....      5.52         6.38        0.41        1.13        2.49
                                                        --------     --------     -------     -------     -------
          Total from investment operations............      5.89         6.71        0.69        1.31        2.66
                                                        --------     --------     -------     -------     -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income...........................................     (0.09)       (0.49)      (0.18)      (0.17)      (0.24)
  Distribution to shareholders from net capital
     gains............................................     (0.29)       (1.01)      (0.32)      (0.42)      (0.43)
                                                        --------     --------     -------     -------     -------
          Total dividends and distributions...........     (0.38)       (1.50)      (0.50)      (0.59)      (0.67)
                                                        --------     --------     -------     -------     -------
Net asset value, end of year..........................  $  28.86     $  23.35     $ 18.14     $ 17.95     $ 17.23
                                                        ========     ========     =======     =======     =======
          Total return................................      25.2%        38.4%        3.9%        7.8%       17.9%
                                                        --------     --------     -------     -------     -------
Net assets, end of year (000).........................  $314,907     $167,963     $88,583     $66,172     $33,581
                                                        --------     --------     -------     -------     -------
Ratio of net operating expenses to average net
  assets..............................................      0.81%        0.69%       0.67%       0.72%       0.79%
                                                        --------     --------     -------     -------     -------
Ratio of net operating expenses (excluding waivers) to
  average net assets..................................      0.81%        0.72%       0.69%       0.72%       0.79%
                                                        --------     --------     -------     -------     -------
Ratio of net investment income to average net
  assets..............................................      1.94%        1.94%       1.81%       1.47%       1.48%
                                                        --------     --------     -------     -------     -------
Ratio of net investment income (excluding waivers) to
  average net assets..................................      1.94%        1.91%       1.79%       1.47%       1.48%
                                                        --------     --------     -------     -------     -------
Portfolio turnover....................................        30%          29%         38%         15%         27%
                                                        --------     --------     -------     -------     -------
Average commission per share (a)......................  $ 0.0567
                                                        --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------
                                                        1996         1995         1994         1993        1992
                                                      --------     --------     --------     --------     -------
Net asset value, beginning of year..................  $  18.48     $  17.56     $  18.62     $  16.72     $ 15.11
                                                      --------     --------     --------     --------     -------
Income from investment operations:
  Net investment income.............................      0.25         0.32         0.19         0.10        0.09
  Net realized and unrealized gain (loss) on
     investments....................................      1.82         1.75        (0.16)        2.98        3.05
                                                      --------     --------     --------     --------     -------
          Total from investment operations..........      2.07         2.07         0.03         3.08        3.14
                                                      --------     --------     --------     --------     -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income.........................................     (0.12)       (0.40)       (0.10)       (0.10)      (0.10)
  Distribution to shareholders from net capital
     gains..........................................     (0.21)       (0.75)       (0.99)       (1.08)      (1.43)
                                                      --------     --------     --------     --------     -------
          Total dividends and distributions.........     (0.33)       (1.15)       (1.09)       (1.18)      (1.53)
                                                      --------     --------     --------     --------     -------
Net asset value, end of year........................  $  20.22     $  18.48     $  17.56     $  18.62     $ 16.72
                                                      ========     ========     ========     ========     =======
          Total return..............................      11.2%        12.3%         0.0%        19.5%       21.5%
                                                      --------     --------     --------     --------     -------
Net assets, end of year (000).......................  $192,704     $166,061     $144,880     $105,635     $31,211
                                                      --------     --------     --------     --------     -------
Ratio of net operating expenses to average net
  assets............................................      0.84%        0.69%        0.66%        0.74%       0.86%
                                                      --------     --------     --------     --------     -------
Ratio of net operating expenses (excluding waivers)
  to average net assets.............................      0.84%        0.72%        0.67%        0.74%       0.86%
                                                      --------     --------     --------     --------     -------
Ratio of net investment income to average net
  assets............................................      1.35%        1.86%        1.30%        1.06%       1.05%
                                                      --------     --------     --------     --------     -------
Ratio of net investment income (excluding waivers)
  to average net assets.............................      1.35%        1.83%        1.29%        1.06%       1.05%
                                                      --------     --------     --------     --------     -------
Portfolio turnover..................................       137%          70%          58%          70%        105%
                                                      --------     --------     --------     --------     -------
Average commission per share (a)....................  $ 0.0480
                                                      --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      YEARS ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
                                                     1996           1995          1994         1993         1992
                                                  ----------     ----------     --------     --------     --------
Net asset value, beginning of year..............  $    28.06     $    20.82     $  21.35     $  20.11     $  17.56
                                                  ----------     ----------     --------     --------     --------
Income from investment operations:
  Net investment income.........................        0.59           0.40         0.40         0.46         0.25
  Net realized and unrealized gain (loss) on
     investments................................        5.99           8.97         0.15         1.55         2.95
                                                  ----------     ----------     --------     --------     --------
          Total from investment operations......        6.58           9.37         0.55         2.01         3.20
                                                  ----------     ----------     --------     --------     --------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income.....................................       (0.06)         (0.75)       (0.46)       (0.24)       (0.27)
  Distribution to shareholders from net capital
     gains......................................       (0.27)         (1.38)       (0.62)       (0.53)       (0.38)
                                                  ----------     ----------     --------     --------     --------
          Total dividends and distributions.....       (0.33)         (2.13)       (1.08)       (0.77)       (0.65)
                                                  ----------     ----------     --------     --------     --------
Net asset value, end of year....................  $    34.31     $    28.06     $  20.82     $  21.35     $  20.11
                                                  ==========     ==========     ========     ========     ========
          Total return..........................        23.5%          46.9%         2.6%        10.4%        18.6%
                                                  ----------     ----------     --------     --------     --------
Net assets, end of year (000)...................  $1,935,343     $1,264,718     $689,252     $525,163     $236,175
                                                  ----------     ----------     --------     --------     --------
Ratio of net operating expenses to average net
  assets........................................        0.74%          0.67%        0.64%        0.66%        0.69%
                                                  ----------     ----------     --------     --------     --------
Ratio of net operating expenses (excluding
  waivers) to average net assets................        0.74%          0.67%        0.64%        0.66%        0.69%
                                                  ----------     ----------     --------     --------     --------
Ratio of net investment income to average net
  assets........................................        2.16%          1.80%        2.23%        3.21%        2.06%
                                                  ----------     ----------     --------     --------     --------
Ratio of net investment income (excluding
  waivers) to average net assets................        2.16%          1.80%        2.23%        3.21%        2.06%
                                                  ----------     ----------     --------     --------     --------
Portfolio turnover..............................          29%            31%          33%          21%          23%
                                                  ----------     ----------     --------     --------     --------
Average commission per share (a)................  $   0.0531
                                                  ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEARS ENDED
                                                                          DECEMBER 31,             PERIOD OF
                                                                       -------------------     NOVEMBER 18, 1994-
                                                                        1996        1995       DECEMBER 31, 1994
                                                                       -------     -------     ------------------
Net asset value, beginning of year...................................  $  5.39     $  4.96          $   5.00
                                                                       -------     -------            ------
Income from investment operations:
     Net investment income...........................................     0.05        0.04                --
     Net realized and unrealized gain (loss) on investments..........     0.63        0.67             (0.04)
                                                                       -------     -------            ------
          Total from investment operations...........................     0.68        0.71             (0.04)
                                                                       -------     -------            ------
Less dividends and distributions:
     Dividends to shareholders from net investment income............       --       (0.04)               --
     Distribution to shareholders from net capital gains.............    (0.02)      (0.24)               --
                                                                       -------     -------            ------
          Total dividends and distributions..........................    (0.02)      (0.28)               --
                                                                       -------     -------            ------
Net asset value, end of year.........................................  $  6.05     $  5.39          $   4.96
                                                                       =======     =======            ======
          Total return...............................................     12.7%       14.6%             (0.8)%**
                                                                       -------     -------            ------
Net assets, end of year (000)........................................  $52,768     $18,598          $  3,247
                                                                       -------     -------            ------
Ratio of net operating expenses to average net assets................     1.38%       1.55%             1.55%*
                                                                       -------     -------            ------
Ratio of net operating expenses (excluding waivers) to average net
  assets.............................................................     1.38%       2.21%             8.85%*
                                                                       -------     -------            ------
Ratio of net investment income to average net assets.................     1.32%       1.17%             0.80%*
                                                                       -------     -------            ------
Ratio of net investment income (excluding waivers) to average net
  assets.............................................................     1.32%       0.51%            (6.34)%*
                                                                       -------     -------            ------
Portfolio turnover...................................................       21%         27%                0%
                                                                       -------     -------            ------
Average commission per share (a).....................................  $0.0224
                                                                       -------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
 * Annualized.
** Not Annualized.
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEARS ENDED
                                                                          DECEMBER 31,             PERIOD OF
                                                                       -------------------     NOVEMBER 18, 1994-
                                                                        1996        1995       DECEMBER 31, 1994
                                                                       -------     -------     ------------------
Net asset value, beginning of year...................................  $  5.31     $  4.98           $ 5.00
                                                                       -------     -------           ------
Income from investment operations:
     Net investment income...........................................     0.45        0.45             0.04
     Net realized and unrealized gain (loss) on investments..........     0.21        0.35            (0.01)
                                                                       -------     -------           ------
          Total from investment operations...........................     0.66        0.80             0.03
                                                                       -------     -------           ------
Less dividends and distributions:
     Dividends to shareholders from net investment income............    (0.45)      (0.45)           (0.05)
     Distribution to shareholders from net capital gains.............    (0.01)      (0.02)              --
                                                                       -------     -------           ------
          Total dividends and distributions..........................    (0.46)      (0.47)           (0.05)
                                                                       -------     -------           ------
Net asset value, end of year.........................................  $  5.51     $  5.31           $ 4.98
                                                                       -------     -------           ------
          Total return...............................................     12.9%       16.6%             0.5%**
                                                                       -------     -------           ------
Net assets, end of year (000)........................................  $34,411     $15,223           $1,421
                                                                       -------     -------           ------
Ratio of net operating expenses to average net assets................     0.85%       0.85%            0.85%*
                                                                       -------     -------           ------
Ratio of net operating expenses (excluding waivers) to average net
  assets.............................................................     0.94%       1.59%            7.80%*
                                                                       -------     -------           ------
Ratio of net investment income to average net assets.................     8.57%       8.51%            7.84%*
                                                                       -------     -------           ------
Ratio of net investment income (excluding waivers) to average net
  assets.............................................................     8.48%       7.77%            0.80%*
                                                                       -------     -------           ------
Portfolio turnover...................................................      175%        115%               0%
                                                                       -------     -------           ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
 * Annualized.
** Not Annualized.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1. ORGANIZATION OF THE TRUST

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of five classes of shares of beneficial interest at $.01 par value: the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the International Growth Portfolio and the High-Yield Bond Portfolio. The Trust serves as an investment vehicle for MONYMaster, a flexible payment variable annuity policy, and MONY Equity Master, a flexible premium variable universal life insurance policy, both issued by MONY America, a wholly-owned subsidiary of The Mutual Life Insurance Company of New York, Inc. ("MONY"). The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- The Equity, Small Cap, Managed, International Growth and High-Yield Bond Portfolios: Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     Repurchase Agreements -- Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the selling institution is required to maintain, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Futures Contracts -- Upon entering into such a contract, a Portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as "variation margin," are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded. There were no open futures contracts held in any of the Portfolios at December 31, 1996.

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank. Dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The Trust does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1996

     Security Transactions and Other Income -- Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over lives of the respective securities.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Trust.

     Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

     Use of Estimates in Preparation of Financial Statement -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- The Equity, Small Cap, Managed and International Growth Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The High-Yield Bond Portfolio: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

3. FORWARD CURRENCY CONTRACTS

     As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio enters into forward contracts only for hedging purposes. At December 31, 1996, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1996 are as follows.

                             CONTRACT TO                   NET UNREALIZED
SETTLEMENT     ---------------------------------------     APPRECIATION/
   DATE             RECEIVE               DELIVER          (DEPRECIATION)
----------     -----------------     -----------------     --------------
1/17/97              USD 897,192         AUD 1,140,000        $ (8,721)
1/17/97            BEL 5,500,000           USD 181,818          (8,255)
1/17/97            USP 1,095,283        BEL 34,000,000          22,350
1/17/97              CAD 630,000           DEM 709,286            (846)
1/17/97              CHF 700,000           USD 588,631         (64,745)
1/17/97            USD 1,377,797         CHF 1,700,000         105,503
1/17/97            USD 2,330,091         DEM 3,500,000          53,062
1/17/97            DEM 1,100,000           USD 749,319         (33,681)
1/17/97              USD 574,035        ESP 73,000,000          11,988
1/17/97            USD 4,500,510        FRF 23,000,000          63,174
1/17/97              USD 577,481           GBP 375,000         (64,750)
1/17/97              USD 387,893         HKD 3,000,000               2
1/17/97        ITL 1,980,000,000         USD 1,276,513          27,490
1/17/97            USD 1,285,005     ITL 1,980,000,000         (18,998)
1/17/97            USD 4,504,124       JPY 485,000,000         306,142
1/17/97          JPY 300,000,000         USD 2,855,511        (258,821)
1/17/97            USD 2,785,813         NLG 4,700,000          60,490
1/17/97              NLG 300,000           USD 182,238          (8,281)
                                                           --------------
                                                              $183,103
                                                           ===========

     Net unrealized appreciation on these contracts at December 31, 1996 is included in receivable for foreign currency sold, net, in the accompanying financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1996

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY, and is computed as a percentage of each Portfolio's net assets as of the close of business each day and is as follows: for each of the Equity, Small Cap, and Managed Portfolios, .80% for the first $400 million, .75% for the next $400 million, and .70% for net assets over $800 million; .85% for the International Growth Portfolio and .60% for the High-Yield Bond Portfolio. Prior to May 1, 1996, the advisory fee was .60% of net assets for the Equity, Small Cap and Managed Portfolios.

     Enterprise Capital has agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. The percentages are as follows: Equity -- .95% beginning May 1, 1996, Small Cap -- .95% beginning May 1, 1996, Managed -- .95% beginning May 1, 1996, International Growth
Portfolio -- 1.55% and High-Yield Bond Portfolio -- .85%.

     Enterprise Capital has entered into sub-advisory agreements with various investment advisers as Portfolio Managers for the Trust. A portion of the management fee received by Enterprise Capital is paid to the Portfolio Manager.

5. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                                 U.S. GOVERNMENT
                                                                   OBLIGATIONS             STOCKS AND BONDS
                                                              ---------------------   ---------------------------
                          PORTFOLIO                           PURCHASES     SALES      PURCHASES        SALES
------------------------------------------------------------- ----------   --------   ------------   ------------
Equity.......................................................         --         --   $148,840,825   $ 57,945,028
Small Cap....................................................         --         --    238,027,032    215,099,853
Managed......................................................         --         --    671,652,658    400,834,012
International Growth.........................................         --         --     35,531,628      6,880,709
High-Yield Bond.............................................. $1,008,179   $999,102     55,879,483     39,536,822

6. UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1996, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investment for Federal income tax purposes were as follows:

                                                                                                     NET APPRECIATION
                     PORTFOLIO                         TAX COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
--------------------------------------------------- --------------   --------------   ------------   ----------------
Equity............................................. $  248,752,199   $   73,418,350   $ (2,482,109)    $ 70,936,241
Small Cap..........................................    195,154,775       12,301,190    (14,667,010)      (2,365,820)
Managed............................................  1,411,155,370      563,491,741    (41,791,469)     521,700,272
International Growth...............................     49,732,984        5,109,830     (2,038,600)       3,071,230
High-Yield Bond....................................     32,660,614        1,169,931        (93,411)       1,076,520

     The capital gains dividend distribution paid to shareholders, taken in additional shares, is as follows:

                                                                                                 LONG TERM
                                                                                                  CAPITAL
                                                                                                   GAINS
                                                                                                 ----------
Equity Portfolio...............................................................................  $  971,495
Small Cap Portfolio............................................................................   2,010,188
Managed Portfolio..............................................................................   9,271,826
International Growth Portfolio.................................................................      15,310

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1996

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, losses deferred due to wash sales, foreign currency transactions investments in passive foreign investment companies and excise tax regulations.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Enterprise Accumulation Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the portfolios of Enterprise Accumulation Trust (Equity, Small Cap, Managed, International Growth and High-Yield Bond Portfolios) as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1993 were audited by other auditors, whose report dated February 18, 1994, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Enterprise Accumulation Trust (Equity, Small Cap, Managed, International Growth and High-Yield Bond Portfolios) as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
February 20, 1997

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                  Trustee, Chairman, President and
                                               Chief Executive Officer
Arthur T. Dietz                                Trustee
Samuel J. Foti                                 Trustee
Arthur Howell                                  Trustee
William A. Mitchell, Jr.                       Trustee
Lonnie H. Pope                                 Trustee
Michael I. Roth                                Trustee
Phillip G. Goff                                Vice President
Catherine R. McClellan                         Secretary
Herbert M. Williamson                          Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
1100 Campanile Building
1155 Peachtree Street
Atlanta, Georgia 30309

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                           PART C  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS:

     Included in the Prospectus:

        Financial Highlights

     Included in Part B:

        Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants for the year ended December 31, 1996 for the Enterprise Accumulation Trust.

     Included in Part C:

        None

EXHIBITS:

      (1)  Declaration of Trust, as amended -- previously filed with original Registration
           Statement on Form N-1A on 4/28/88.
      (2)  By-laws of Registrant.*
      (3)  Not Applicable.
      (4)  Not Applicable.
      (5)  Investment Sub-Advisory Agreement.
      (6)  Distribution Agreement.*
      (7)  Not Applicable.
      (8)  Custody Agreement -- previously filed with Post-Effective Amendment No. 2 on
           5/1/90.
      (9)  Not Applicable.
     (10)  Opinion of Counsel: Filed herewith.
     (11)  Consent of Independent Accountants: Filed herewith.
     (12)  Not Applicable.
     (13)  Agreement relating to initial capital.*
     (14)  Not Applicable.
     (15)  Not Applicable.
     (16)  Performance Calculations -- previously filed with Post-Effective Amendment No. 1 on 5/1/89.

---------------
* Previously filed with Pre-Effective Amendment No. 1 on 7/13/88.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     As of the date of this Post-Effective Amendment variable accounts of life insurance company affiliates of the Mutual Life Insurance Company of New York ("MONY") owns all the outstanding shares of the registrant as described in the Registrant's Statement of Additional Information. Shares of the Registrant will be voted as directed by persons having interests in the respective Variable Accounts. Registrant might be deemed to be controlled by such insurance company affiliates of MONY although Registrant declaims such control.

     The Subsidiaries of MONY are as follows: Ares Holdings, Inc., MONY CS, Inc., MONY Brokerage, Inc., MONY Credit Corporation, 1740 Advisers, Inc., MONY Securities Corp., MONY Life Insurance Company of America, Enterprise Capital Management, Inc., 1740 Ventures, Inc., MONY International Holdings, Inc.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                       NUMBER OF RECORD
                                                                        HOLDERS AS OF
                               TITLE OF CLASS                            MAY 1, 1997
        -------------------------------------------------------------  ----------------
        Shares of Beneficial Interest
        Equity Portfolio.............................................          4
        High-Yield Bond Portfolio....................................          4
        Managed Portfolio............................................          4
        Small Cap Portfolio..........................................          4
        International Growth Portfolio...............................          4


ITEM 27.  INDEMNIFICATION

     See Registration Statement, Form N-1A, File No. 33-15489, July 1, 1987, Item No. 27, which is incorporated herein by reference.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Investment Management Agreement" in the Prospectus and "Investment Management and Other Services" in the Additional Statement regarding the business of the investment adviser and sub-adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser, reference is made to "Trustees and Officers" in the Additional Statement and investment adviser's Form ADV filed under the Investment Advisers Act of 1940, File No. 801-27181, incorporated herein by reference. For information regarding the sub-adviser, reference is made to sub-adviser's Form ADV filed under the Investment Advisers Act of 1940, File No. 801-27180, incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) Enterprise Fund Distributors, Inc. acts as principal underwriter for the Registrant and The Enterprise Group of Funds, Inc.

     (b) Set forth below is certain information pertaining to the partners and officers of Enterprise Fund Distributors, Registrant's Principal Underwriter; the Principal Business Address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

     (c) Not applicable.

ITEM 30.  LOCATION OF REQUIRED RECORDS -- RULE 31A-1

     (Except those maintained by Custodian and Transfer Agent)

     Enterprise Capital Management, Inc.
     3343 Peachtree Road, Ste. 450
     Atlanta, GA 30326

     OpCap Advisors
     One World Financial Center
     New York, New York 10281

     GAMCO Investors, Inc.
     One Corporate Center
     Rye, New York 10580

     Brinson Partners, Inc.
     209 S. LaSalle Street
     Suite 111
     Chicago, Illinois 60604

     Caywood-Scholl Capital Management
     4350 Executive Drive
     Suite 125
     San Diego, CA 92121

ITEM 31.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 32.  UNDERTAKINGS

     (a) Not applicable.

     (b) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of Section 16 of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on April 27, 1997.

                                          ENTERPRISE ACCUMULATION TRUST


                                          By:        /s/ Victor Ugolyn

                                            ------------------------------------
                                            Victor Ugolyn Chairman,
                                            President and Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                             CAPACITY                  DATE
------------------------------------------    -------------------------    ---------------

            /s/ Victor Ugolyn                 Chairman, President and      April 29, 1997
------------------------------------------    Chief Executive Officer
              Victor Ugolyn

           /s/ Phillip G. Goff                Principal Financial and      April 29, 1997
------------------------------------------    Accounting Officer
             Phillip G. Goff

            /s/ Samuel J. Foti                Director                     April 29, 1997
------------------------------------------
              Samuel J. Foti

           /s/ Arthur T. Dietz                Director                     April 29, 1997
------------------------------------------
             Arthur T. Dietz

            /s/ Arthur Howell                 Director                     April 29, 1997
------------------------------------------
              Arthur Howell

       /s/ William A. Mitchell, Jr.           Director                     April 29, 1997
------------------------------------------
         William A. Mitchell, Jr.

            /s/ Lonnie H. Pope                Director                     April 29, 1997
------------------------------------------
              Lonnie H. Pope

           /s/ Michael I. Roth                Director                     April 29, 1997
------------------------------------------
             Michael I. Roth

                               INDEX TO EXHIBITS

EXHIBIT NO.                                                                                  PAGE
-----------                                                                                  ----
     10        Opinion of Counsel
     11        Consent of Independent Accountants